                                                               EXECUTION VERSION

                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 1

                                       TO

                                CREDIT AGREEMENT

                                       AND

                       GUARANTEE AND COLLATERAL AGREEMENT

                  Amendment No. 1, dated as of October 31, 2002 (this "Amendment"), to (a) the Credit Agreement, dated as of July 31, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among The Williams Companies, Inc. ("Parent"), Williams Production Holdings LLC ("Holdings"), Williams Production RMT Company ("Borrower"), the institutions party thereto from time to time as lenders ("Lenders"), Lehman Brothers Inc., as Lead Arranger and Book Manager, and Lehman Commercial Paper Inc., as Syndication Agent and as Administrative Agent (in such capacity, "Administrative Agent") and (b) the Guarantee and Collateral Agreement, dated as of July 31, 2002 (the "Guarantee and Collateral Agreement"), made by Parent, Holdings, the Borrower and certain Subsidiaries of the Borrower in favor of the Administrative Agent. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

                  WHEREAS, Parent, Holdings, Borrower, the other Loan Parties, Lenders and Administrative Agent have agreed to amend certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement to effect certain agreed upon changes thereto on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Holdings, Borrower, Lenders and Administrative Agent agree as follows:

                  1. Amendments. Effective as of the Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in
Section 2 below:

                  (a) the Credit Agreement shall be and hereby is amended and restated in its entirety in the form of the conformed Credit Agreement attached hereto as Exhibit A.

                  (b) Schedule 4.4 (Consents, Authorizations, Filings and Notices) of the Credit Agreement shall be and hereby is amended and restated in its entirety in the form attached as Exhibit B.

                  (c) Schedule 4.6 (Material Litigation) of the Credit Agreement shall be and hereby is amended and restated in its entirety in the form attached hereto as Exhibit C.

                  (d) Schedule 4.19(a)-2 (UCC Financing Statements to Remain on
File) of the Credit Agreement shall be and hereby is amended and restated in its entirety in the form attached hereto as Exhibit D.

                  (e) Schedule 6.15(a) (Hedging Arrangements) of the Credit Agreement shall be and hereby is amended and restated in its entirety in the form attached hereto as Exhibit E.

                  (f) Schedule 7.2(d) (Existing Indebtedness) of the Credit Agreement shall be and hereby is amended and restated in its entirety in the form attached as Exhibit F.

                  (g) Schedule 7.3(j) (Existing Liens) of the Credit Agreement shall be and hereby is amended and restated in its entirety in the form attached hereto as Exhibit G.

                  (h) Exhibit H shall be and hereby is inserted as Schedule 1.1(c) (Historical Hedging Addbacks) to the Credit Agreement.

                  (i) Exhibit I shall be and hereby is inserted as Schedule 1.1(d) (Specified Non-Recourse Debt) to the Credit Agreement.

                  (j) Exhibit J shall be and hereby is inserted as Schedule 4.21 (Specified Non-Recourse Debt Documents) to the Credit Agreement.

                  (k) Exhibit K shall be and hereby is inserted as Schedule 7.5(g)(i) (Certain Dispositions) to the Credit Agreement.

                  (l) Exhibit L shall be and hereby is inserted as Exhibit L (No Parent Liquidity Event Certificate) to the Credit Agreement.

                  (m) The definition of "Excluded Assets" in the Guarantee and Collateral Agreement shall be and is hereby amended by (i) deleting the word "and" immediately prior to the phrase "(2) the Capital Stock" and (ii) adding the following phrase at the end of such definition: "and (3) the GE Equipment securing the GE Loan".

                  (n) The Guarantee and Collateral Agreement shall be and hereby is amended by adding the parenthetical "(except the GE Equipment securing the obligations of the Borrower under the GE Loan)" immediately after the word "Equipment" in Section 3(f) thereof.

                  2. Conditions Precedent. This Amendment shall become effective as of July 31, 2002 (the "Effective Date") upon satisfaction of the following conditions precedent:

                  (a) the Administrative Agent has received duly executed originals of (i) this Amendment from Parent, Holdings, Borrower, the other Loan Parties, the Required Lenders and the Administrative Agent and (ii) an Assumption Agreement in substantially the form attached as Annex I to the Guarantee and Collateral Agreement from Rulison Gas Company, LLC;

                  (b) the Administrative Agent shall have received legal opinions from (i) outside counsel to Parent, Holdings and Borrower and (ii) the general counsel of Parent, Holdings and Borrower, in each case, in form and substance satisfactory to the Administrative Agent;

                  (c) the Administrative Agent shall have received duly executed and fully effective copies of (i) an amendment and restatement of the Credit Agreement, dated as of July 25, 2000, among Parent, Northwest Pipeline Corporation, Transcontinental Gas Pipe Line Corporation and Texas Gas Transmission Corporation, as Borrowers, the financial institutions party thereto, as Banks, JPMorgan Chase Bank (formerly known as The Chase Manhattan
Bank) and Commerzbank AG, as Co-Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, and Citibank, N.A., as Agent, as amended (the "Multiyear Williams Credit Agreement"), (ii) an amendment and restatement of the Credit Agreement, dated as of July 31, 2002, among Parent, as Borrower, the financial institutions party thereto, as Banks, the Issuing Banks, and Citicorp USA, Inc., as Agent and Collateral Agent, as amended (the "L/C Agreement"), and
(iii) all other consents described on Schedule 4.4 of the Credit Agreement, in each case, in form and substance satisfactory to the Required Lenders;

                  (d) the Administrative Agent shall have received such other certificates, information and opinions as any Required Lender through the Administrative Agent may reasonably request, in each case, in form and substance satisfactory to the Required Lenders;

                  (e) the Administrative Agent shall have received revised documentation related to the Borrower's hedging arrangements pursuant to
Schedule 6.15(a) of the Credit Agreement, amended, supplemented or otherwise modified in accordance with Schedule I hereto, in each case, in form and substance satisfactory to the Required Lenders in their sole discretion;

                  (f) the representations and warranties set forth in Section 3 of this Amendment shall be true and correct; and

                  (g) a certificate dated as of the date all of the conditions set forth in Section 2 of this Amendment shall have been satisfied from each of
(i) the chief financial officer of the Parent and (ii) the general counsel of the Parent, in each case certifying in writing that as of such date there shall not have occurred and be continuing any default or event of default under (A) the Credit Agreement and (B) any Indebtedness of Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries that, with notice or the passage of time or both, would permit the holders thereof to accelerate such Indebtedness and any other Indebtedness of Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries that may be accelerated and has an aggregate principal amount outstanding in excess of $5,000,000 in the aggregate.

                  3. Representations and Warranties of Parent, Holdings and Borrower. Parent, Holdings and Borrower hereby represent and warrant as of the date hereof as follows:

                  (a) Each of Parent, Holdings, the Borrower and its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, including the Oil and Gas Business, (iii) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification and (iv) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) Parent and each Loan Party has the power and authority, and the legal right, to make, deliver and perform this Amendment. Parent and each Loan Party has taken all necessary corporate, partnership, limited liability company or other action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment. This Amendment has been duly executed and delivered on behalf of Parent and each Loan Party. This Amendment constitutes a legal, valid and binding obligation of Parent and each Loan Party, enforceable against Parent and each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  (c) The execution, delivery and performance of this Amendment will not violate any Requirement of Law or any Contractual Obligation of Parent (or a Subsidiary thereof, other than Holdings, the Borrower or any of the Borrower's Subsidiaries), Holdings, the Borrower or any of the Borrower's Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to Parent, Holdings, the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

                  (d) Upon the effectiveness of (i) this Amendment and (ii) the Waiver to the Credit Agreement dated as of the date hereof, each of Parent, Holdings and Borrower hereby reaffirms all representations and warranties made in the Loan Documents and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                  (e) Upon the effectiveness of (i) this Amendment and (ii) the Waiver to the Credit Agreement dated as of the date hereof, no Event of Default or any event or circumstance which with the passage of time or giving of notice or both would constitute an Event of Default has occurred and is continuing under the Credit Agreement.

                  (f) A Company Sale would not violate any Contractual Obligation of Parent (or a Subsidiary thereof, other than Holdings, the Borrower or any of the Borrower's Subsidiaries), Holdings, the Borrower or any of the Borrower's Subsidiaries.

                  4. Fees, Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 10.5 of the Credit Agreement all costs and expenses of the Administrative Agent and the Original Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel to the Administrative Agent and of counsel to the Original Lenders with respect thereto.

                  5. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof, (a) each reference in the Credit Agreement to "this Credit Agreement", "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and (b) each reference in the Guarantee and Collateral Agreement to "this Guarantee and Collateral Agreement", "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Guarantee and Collateral Agreement, as amended hereby.

                  (b) Except as specifically amended or waived above, the Credit Agreement and the Guarantee and Collateral Agreement, each as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. This Amendment shall be a Loan Document for the purposes of the Credit Agreement and the other Loan Documents.

                  (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Guarantee and Collateral Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. Acknowledgment and Agreement. The parties to this Amendment acknowledge and agree that (a) the Credit Agreement (as amended and restated hereby) does not constitute a novation, payment and reborrowing or termination of the Obligations under the Credit Agreement as in effect prior to the effectiveness of this Amendment (the "Existing Obligations"), (b) the Existing Obligations are in all respects continuing under the Credit Agreement (as amended and restated hereby) with only the terms thereof being modified as provided for in this Amendment, (c) the Liens and guarantees as granted under the Security Documents securing payment of the Existing Obligations are in all respects continuing and in full force and effect and secure the payment of the Obligations under and as defined in the Credit Agreement (as amended and restated hereby) and (d) upon the effectiveness of this Amendment, all Term Loans made under the Credit Agreement prior to the effectiveness hereof will be continued as Term Loans under the Credit Agreement (as amended and restated hereby), in each case on the terms and conditions set forth in this Amendment and the other Loan Documents.

                  7. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  8. Heading. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  9. Counterparts. This Amendment may be executed by one or more of the parties hereto an any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  10. Miscellaneous.

                  (a) This Amendment represents the entire agreement of the Parent, Holdings, the Borrower, the other Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.

                  (b) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.





                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                     THE WILLIAMS COMPANIES, INC. , as a
                                         Guarantor


                                     By: /s/ James G. Ivey
                                         ---------------------------------------
                                          Name:  James G. Ivey
                                          Title: Treasurer




























                      [SIGNATURE PAGE TO AMENDMENT NO. 1]

                                     WILLIAMS PRODUCTION HOLDINGS LLC,
                                       as a Guarantor and a Grantor


                                     By: /s/ Phillip D. Wright
                                         ---------------------------------------
                                          Name:  Phillip D. Wright
                                          Title: President




























                      [SIGNATURE PAGE TO AMENDMENT NO. 1]

                                     WILLIAMS PRODUCTION RMT COMPANY,
                                     as Borrower and a Grantor


                                     By: /s/ Phillip D. Wright
                                         ---------------------------------------
                                          Name: Phillip D. Wright
                                          Title: President




























                      [SIGNATURE PAGE TO AMENDMENT NO. 1]

                                     PLAINS PETROLEUM GATHERING
                                     COMPANY, as a Guarantor



                                     By: /s/ Phillip D. Wright
                                         -------------------------------------
                                          Name: Phillip D. Wright
                                          Title: President




























                      [SIGNATURE PAGE TO AMENDMENT NO. 1]

                                     BARRETT RESOURCES INTERNATIONAL
                                     CORPORATION, as a Guarantor



                                     By: /s/ Phillip D. Wright
                                         -------------------------------------
                                          Name: Phillip D. Wright
                                          Title: President




























                      [SIGNATURE PAGE TO AMENDMENT NO. 1]

                                     BARGATH INC., as a Guarantor


                                     By: /s/ Phillip D. Wright
                                         ---------------------------------------
                                          Name: Phillip D. Wright
                                          Title: President




























                      [SIGNATURE PAGE TO AMENDMENT NO. 1]

                                     BARRETT FUELS CORPORATION, as a
                                         Guarantor


                                     By: /s/ Phillip D. Wright
                                         ---------------------------------------
                                          Name:  Phillip D. Wright
                                          Title: President




























                      [SIGNATURE PAGE TO AMENDMENT NO. 1]

                                     LEHMAN COMMERCIAL PAPER INC., as
                                         Administrative Agent and a Lender



                                      By: /s/ Francis Chang
                                         ---------------------------------------
                                          Name:  Francis Chang
                                          Title: Authorized Signatory




























                      [SIGNATURE PAGE TO AMENDMENT NO. 1]

                                     NATIONAL INDEMNITY COMPANY, as
                                         a Lender



                                     By: /s/ Marc Hamburg
                                         ---------------------------------------
                                          Name:  Marc Hamburg
                                          Title: Treasurer




























                      [SIGNATURE PAGE TO AMENDMENT NO. 1]

                                   SCHEDULE I

                              HEDGING DOCUMENTATION

Corporate Guarantee

                  1. Amend the definition of "Obligations" in Section 1 of the Corporate Guarantee, dated as of July 31, 2002 (the "Guarantee"), by the Parent in favor of the Borrower to the following: "all present and future obligations and liabilities of all kinds of the Company to the Counterparty, whether due or to become due, secured or unsecured, absolute or contingent, joint or several, pursuant to the EMT Hedge Agreements (as defined in Schedule 6.15(a) to the Credit Agreement, dated as of July 31, 2002, by and among Guarantor, Williams Production Holdings LLC, a Delaware limited liability company, Counterparty, the lenders from time to time party thereto, Lehman Brothers, Inc., as advisor, lead arranger and book manager, Lehman Commercial Paper Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent), as amended from time to time (the "Obligations")".

                  2. Delete the July 25, 2003 termination date and the Parent's right terminate the Guarantee upon thirty days prior written notice in Section 1(ii) of the Guarantee.

                  3. In Section 2 of the Guarantee, delete the last sentence thereof where the Guarantor reserves the right to raise the defenses of Williams Energy Marketing & Trading Company ("EMT").

                  4. Add to the Guarantee a representation that the Guarantee has been duly authorized, executed and delivered by the Parent and is a legal, valid and enforceable obligation of the Parent.

                  5. Add a provision that the Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed thereunder, in whole or in part, is invalidated, rescinded or must otherwise be returned by the Borrower as a result of being declared fraudulent or preferential or upon the insolvency, bankruptcy or reorganization of the EMT or the Parent or otherwise, all as though such payment had not been made.

ISDA Schedule

                  6. "Cross Default" amount to be $60,000,000.

                  7. Add an objective standard of "materially weaker" with respect to a "Credit Event Upon Merger" (i.e., rating downgrade of at least 1 level).

                  8. Delete the amendment to the "Automatic Early Termination" provision in Part 1(f) of the ISDA Schedule.

                  9. Add as an Additional Event of Default in Part 1(i) of the ISDA Schedule the following: "The termination of, or any default under, in each case during the period any Transactions are outstanding, the Corporate Guarantee, dated as of July 31, 2002, by The Williams Companies, Inc. in favor of Williams Production RMT Company of Party B's obligations hereunder."

                  10. In Part 4(a), all notices and communications between the parties should be copied to: Lehman Commercial Paper Inc., as Administrative Agent, 745 Seventh Avenue, New York, New York 10019, Attention Francis Chang, facsimile no. (212) 526-0242, telephone no. (212) 526-5390.

                  11. Add to Part 4(f) of the ISDA Schedule the following: "In addition, the Corporate Guarantee, dated as of July 31, 2002, by The Williams Companies, Inc. in favor of Williams Production RMT Company of Party B's obligations hereunder shall be a Credit Support Document hereunder."

                  12. Add The Williams Companies, Inc. as a Credit Support Provider in Part 4(g)(ii) of the ISDA Schedule.

                  13. In Part 5(a) of the ISDA Schedule, any transfer or other assignment must be subject to the Administrative Agent's receipt of prompt notice and prior approval (which approval shall not be unreasonably withheld).

                  14. In Part 5(a)(ii) of the ISDA Schedule, any transfer by Party B must be accompanied by the Parent Guarantee and subject to the restriction that no transfer shall be permitted if, as a result thereof, a payment becomes subject to any deduction or withholding on account of any tax which would not have arisen had such assignment or transfer not been effected.

                  15. In Part 5(b) of the ISDA Schedule, all "Confirmations" must be subject to the Administrative Agent's receipt of prompt notice and prior approval (which approval shall not be unreasonably withheld).

                  16. In Part 5(b) of the ISDA Schedule, delete the second to last sentence regarding the two day notification period in its entirety.

                  17. Delete the right of set-off in Part 5(f) of the ISDA Schedule.

                  18. In Part 6(b) of the ISDA Schedule, Party A should have the right to assume the position of Calculation Agent after an Event of Default if Party B is the defaulting party.

Credit Support Annex

                  19. In Paragraph 13(b)(iii) of Annex A, Paragraph 13 to the ISDA Credit Support Annex dated as of July 29, 2002 (the "Annex") between the Borrower and EMT, "Other Eligible Support" must be subject to the Administrative Agent's prior approval (which approval shall not be unreasonably withheld).

                  20. In Paragraph 13(b)(iv)(C) of the Annex, add after the word "Collateral" the following: "(as defined in the Credit Agreement, dated as of July 31, 2002, by and among The Williams Companies, Inc., a Delaware corporation, Williams Production Holdings LLC, a Delaware limited liability company, Party A, the lenders from time to time party thereto, Lehman Brothers, Inc., as advisor, lead arranger and book manager, Lehman Commercial Paper Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Administrative Agent, as amended from time to time)".

                  21. Renumber Paragraph 13(b)(iv) (Special Provisions) of the Annex as Paragraph 13(b)(v).

                  22. In renumbered Paragraph 13(b)(v) (Special Provisions) of the Annex, amend the first "Transaction" to "Transactions".

                  23. In Paragraph 13(e) of the Annex, clarify that the consent of the Secured Party is required to substitute collateral.

                  24. The Borrower shall execute and deliver to the Administrative Agent by November 15, 2002 a Control Agreement and any other documents necessary or desirable to enable the Administrative Agent (for the benefit of the Lenders) to have a perfected security interest in and "control" (within the meaning of the UCC) of the Posted Collateral (as defined in the Annex).

                  25. In Paragraph 13(j)(ii) of the Annex, add the following:
"with a copy of such Letter of Credit to Lehman Commercial Paper Inc., as Administrative Agent, 745 Seventh Avenue, New York, New York 10019, Attention Francis Chang, facsimile no. (212) 526-0242, telephone no. (212) 526-5390".

                  26. Amend Paragraph 13(j)(iii)(A) of the Annex in its entirety to read as follows:

            "Unless otherwise agreed in writing by the parties, each Letter of Credit shall be provided in accordance with the provisions of this Annex, and each Letter of Credit shall be maintained for the benefit of the Secured Party. The Pledgor shall renew or cause the renewal of each outstanding Letter of Credit delivered as Posted Collateral hereunder on a timely basis as provided in the relevant Letter of Credit; provided, that if either (i) the bank that issued any such outstanding Letter of Credit has indicated its intent not to renew such Letter of Credit (or provide a substitute Letter of Credit) at least thirty (30) Business Days prior to the expiration of the outstanding Letter of Credit or the Pledgor shall fail to renew such Letter of Credit, or (ii) a bank issuing a Letter of Credit shall fail to honor the Secured Party's properly documented request to draw on an outstanding Letter of Credit, the Pledgor shall provide for the benefit of the Secured Party: (x) a substitute Letter of Credit, that is issued by a bank acceptable to the Secured Party, other than the bank failing to honor the outstanding Letter of Credit; or (y) post Eligible Collateral, in each case within one Business Day after the Pledgor receives notice of such non-renewal or refusal to honor a draw, provided that, as a result of the Pledgor's failure to perform in accordance with (i) or
            (ii) above, the Delivery Amount applicable to the Pledgor equals or exceeds the Pledgor's Minimum Transfer Amount."

                  27. In Paragraph 13(j)(iii)(C)(1) of the Annex, add a definition for "Qualified Institution," which definition shall include a minimum credit rating of A-/A3.

                                                                       EXHIBIT A
                                    EXHIBIT A

                                                                  CONFORMED COPY
                      AS AMENDED BY AMENDMENT NO. 1 DATED AS OF OCTOBER 31, 2002

================================================================================

                                  $900,000,000


                                CREDIT AGREEMENT

                                      AMONG

                          THE WILLIAMS COMPANIES, INC.
                        WILLIAMS PRODUCTION HOLDINGS LLC

                        WILLIAMS PRODUCTION RMT COMPANY,

                                  AS BORROWER,


                               THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO,


                              LEHMAN BROTHERS INC.,
                        AS LEAD ARRANGER AND BOOK MANAGER


                          LEHMAN COMMERCIAL PAPER INC.,
                              AS SYNDICATION AGENT


                                       AND


                          LEHMAN COMMERCIAL PAPER INC.,
                             AS ADMINISTRATIVE AGENT


                            DATED AS OF JULY 31, 2002



================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page

SECTION 1 -           DEFINITIONS................................................................................1

         1.1      Defined Terms..................................................................................1

         1.2      Other Definitional Provisions.................................................................20

SECTION 2 -           AMOUNT AND TERMS OF COMMITMENTS...........................................................21

         2.1      Commitments...................................................................................21

         2.2      Procedure for Term Loan Borrowing.............................................................21

         2.3      Repayment of Term Loans.......................................................................21

         2.4      [Intentionally Omitted].......................................................................21

         2.5      [Intentionally Omitted].......................................................................21

         2.6      [Intentionally Omitted].......................................................................21

         2.7      [Intentionally Omitted].......................................................................21

         2.8      Repayment of Term Loans; Evidence of Indebtedness.............................................21

         2.9      Fees, Etc.....................................................................................22

         2.10     [Intentionally Omitted].......................................................................23

         2.11     Optional Prepayments..........................................................................23

         2.12     Mandatory Prepayments.........................................................................23

         2.13     [Intentionally Omitted].......................................................................24

         2.14     [Intentionally Omitted].......................................................................24

         2.15     Interest Rates and Payment Dates..............................................................24

         2.16     Computation of Interest and Fees..............................................................25

         2.17     Inability to Determine Interest Rate..........................................................26

         2.18     Pro Rata Treatment and Payments...............................................................26

         2.19     Requirements of Law...........................................................................27

         2.20     Taxes.........................................................................................28

         2.21     Indemnity.....................................................................................30

         2.22     Illegality....................................................................................30

         2.23     Change of Lending Office......................................................................31

SECTION 3 -           [INTENTIONALLY OMITTED]...................................................................31

SECTION 4 -           REPRESENTATIONS AND WARRANTIES............................................................31

         4.1      Financial Condition...........................................................................31

         4.2      No Change.....................................................................................32

         4.3      Existence; Compliance with Law................................................................32

         4.4      Power; Authorization; Enforceable Obligations.................................................32

         4.5      No Legal Bar..................................................................................32

         4.6      No Material Litigation........................................................................33

         4.7      No Default....................................................................................33

         4.8      Ownership of Property; Liens..................................................................33

         4.9      Intellectual Property.........................................................................33

         4.10     Taxes.........................................................................................33

         4.11     Federal Regulations...........................................................................34

         4.12     Labor Matters.................................................................................34

         4.13     ERISA.........................................................................................34

         4.14     Investment Company Act; Other Regulations.....................................................35

         4.15     Subsidiaries..................................................................................35

         4.16     Use of Proceeds...............................................................................35

         4.17     Environmental Matters.........................................................................35

         4.18     Accuracy of Information, Etc..................................................................36

         4.19     Security Documents............................................................................36

         4.20     Solvency......................................................................................37

         4.21     Net Indebtedness; Specified Non-Recourse Debt.................................................37

         4.22     Insurance.....................................................................................38

         4.23     [Intentionally Omitted].......................................................................38

         4.24     Hydrocarbon Interests.........................................................................38

         4.25     Permits.......................................................................................38

         4.26     Lease Payments................................................................................38

SECTION 5 -           CONDITIONS PRECEDENT......................................................................39

         5.1      Conditions to Initial Extension of Credit.....................................................39

SECTION 6 -           AFFIRMATIVE COVENANTS.....................................................................43

         6.1      Financial Statements..........................................................................43

         6.2      Certificates; Other Information...............................................................43

         6.3      Payment of Obligations........................................................................46

         6.4      Conduct of Business and Maintenance of Existence, Etc.........................................47

         6.5      Maintenance of Property; Leases; Insurance....................................................47

         6.6      Inspection of Property; Books and Records; Discussions........................................48

         6.7      Notices.......................................................................................49

         6.8      Environmental Laws............................................................................49

         6.9      Parent Liquidity Event........................................................................50

         6.10     Additional Collateral, Guarantors, Etc........................................................50

         6.11     [Intentionally Omitted].......................................................................50

         6.12     Use of Proceeds...............................................................................51

         6.13     [Intentionally Omitted].......................................................................51

         6.14     Further Assurances............................................................................51

         6.15     Other Provisions Relating to Holdings and the Borrower........................................51

         6.16     Capital Expenditures..........................................................................51

SECTION 7 -           NEGATIVE COVENANTS........................................................................51

         7.1      Financial Condition Covenants.................................................................51

         7.2      Limitation on Indebtedness....................................................................52

         7.3      Limitation on Liens...........................................................................52

         7.4      Limitation on Fundamental Changes.............................................................54

         7.5      Limitation on Disposition of Property.........................................................55

         7.6      Limitation on Restricted Payments.............................................................56

         7.7      Limitation on Capital Expenditures............................................................56

         7.8      Limitation on Investments.....................................................................57

         7.9      Limitation on Optional Payments and Modifications of Indebtedness.............................57

         7.10     Limitation on Transactions with Affiliates....................................................57

         7.11     Limitation on Sales and Leasebacks............................................................58

         7.12     Limitation on Changes in Fiscal Periods.......................................................58

         7.13     Limitation on Negative Pledge Clauses.........................................................58

         7.14     Limitation on Restrictions on Subsidiary Distributions, Etc...................................59

         7.15     Business Activities...........................................................................59

         7.16     Intercompany Indebtedness.....................................................................59

         7.17     Subsidiaries..................................................................................60

         7.18     Limitation on Hedge Agreements and Firm Transportation Contracts..............................60

         7.19     Partnerships and Joint Ventures...............................................................60

         7.20     Holdings Negative Pledge; Limitation on Assets................................................60

SECTION 8 -           EVENTS OF DEFAULT.........................................................................60

SECTION 9 -           THE AGENTS; THE ARRANGER..................................................................63

         9.1      Appointment...................................................................................63

         9.2      Delegation of Duties..........................................................................64

         9.3      Exculpatory Provisions........................................................................64

         9.4      Reliance by Agents............................................................................64

         9.5      Notice of Default.............................................................................65

         9.6      Non-Reliance on Agents and Other Lenders......................................................65

         9.7      Indemnification...............................................................................66

         9.8      Arranger and Agents in Their Individual Capacities............................................66

         9.9      Successor Agents..............................................................................66

         9.10     Authorization to Release Liens................................................................67

         9.11     The Arranger..................................................................................67

SECTION 10 -          MISCELLANEOUS.............................................................................67

         10.1     Amendments and Waivers........................................................................67

         10.2     Notices.......................................................................................68

         10.3     No Waiver; Cumulative Remedies................................................................70

         10.4     Survival of Representations and Warranties....................................................70

         10.5     Payment of Expenses...........................................................................70

         10.6     Successors and Assigns; Participations and Assignments........................................72

         10.7     Adjustments; Set-off..........................................................................74

         10.8     Counterparts..................................................................................75

         10.9     Severability..................................................................................75

         10.10    Integration...................................................................................75

         10.11    GOVERNING LAW.................................................................................75

         10.12    Submission To Jurisdiction; Waivers...........................................................75

         10.13    Suretyship Waivers............................................................................76

         10.14    Acknowledgments...............................................................................76

         10.15    Confidentiality...............................................................................76

         10.16    Release of Collateral and Guarantee Obligations...............................................77

         10.17    Accounting Changes............................................................................77

         10.18    Delivery of Lender Addenda....................................................................77

         10.19    Construction..................................................................................77

         10.20    WAIVERS OF JURY TRIAL.........................................................................78

SCHEDULES:
1.1(a)                                  Gas Gathering Systems
1.1(b)                                  Mortgaged Property
1.1(c)                                  Historical Hedging Addbacks
1.1(d)                                  Specified Non-Recourse Debt
2.9(b)                                  Net Indebtedness
4.1(a)                                  Contingent Liabilities, Etc.
4.1(b)                                  Dispositions
4.4                                     Consents, Authorizations, Filings and Notices
4.6                                     Material Litigation
4.13                                    ERISA
4.15                                    Subsidiaries
4.19(a)-1                               UCC Filing Jurisdictions - Collateral
4.19(a)-2                               UCC Financing Statements to Remain on File
4.19(b)                                 Mortgage Filings Jurisdictions
4.19(c)                                 UCC Filing Jurisdictions - Intellectual Property Collateral
4.21                                    Specified Non-Recourse Debt Documents
4.24                                    Hydrocarbon Interests
4.25(b)                                 Consents
6.15(a)                                 Hedging Arrangements
7.2(d)                                  Existing Indebtedness
7.3(b)(x)                               Existing Liens
7.5(g)(i)                               Certain Dispositions
8(g)(i)                                 Required Payments to Employee Welfare Benefit Plans
8(g)(ii)                                Required Payments to Multiemployer Plans

EXHIBITS:
A                                       Form of Guarantee and Collateral Agreement
B                                       Form of Compliance Certificate
C                                       Form of Closing Certificate
D                                       Form of Mortgage
E                                       Form of Assignment and Acceptance
F-1                                     Form of Legal Opinion of Skadden, Arps, Slate, Meagher &
                                          Flom LLP
F-2                                     Form of Legal Opinion of General Counsel
F-3                                     Form of Opinion of Davis, Graham & Stubbs LLP
G                                       Form of Term Note
H                                       Form of Exemption Certificate
I                                       Form of Lender Addendum
J                                       Form of Solvency Certificate
K                                       Form of Notice of Borrowing
L                                       Form of No Parent Liquidity Event Certificate

                  CREDIT AGREEMENT, dated as of July 31, 2002, among The Williams Companies, Inc., a Delaware corporation ("Parent"), Williams Production Holdings LLC, a Delaware limited liability company ("Holdings"), Williams Production RMT Company, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement as lenders (the "Lenders"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager (in such capacity, the "Arranger"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent").

                                  WITNESSETH:

                  WHEREAS, the Borrower intends to provide Holdings with the net proceeds of the Term Loans (as defined below) in the form of a loan to Holdings and Holdings will provide Parent with an amount equal to such loan from the Borrower in the form of a loan to Parent;

                  WHEREAS, the Lenders are willing to make such Terms Loans available upon and subject to the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                            SECTION 1 - DEFINITIONS

1.1      Defined Terms.

                  As used in this Agreement, the terms listed in this Section
1.1 shall have the respective meanings set forth in this Section 1.1.

                  "Administrative Agent": as defined in the preamble hereto.

                  "Affiliate": as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Affiliated Fund": means, with respect to any Lender that is a fund that invests (in whole or in part) in commercial loans, any other fund that invests (in whole or in part) in commercial loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Agents": the collective reference to the Syndication Agent and the Administrative Agent.

                  "Aggregate Exposure": with respect to any Lender at any time, an amount equal to (a) until the Closing Date, the aggregate amount of such Lender's Commitments at such time and (b) thereafter, the aggregate then unpaid principal amount of such Lender's Term Loans.

                  "Agreement": this Credit Agreement, as amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                  "Approved Engineer": any independent engineer recognized in the U.S. oil and gas loan syndication market and reasonably satisfactory to the Administrative Agent.

                  "Arranger": as defined in the preamble hereto.

                  "Asset Sale": any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clauses
(a), (b), (c), (d), (f) or (g) of Section 7.5) by Holdings, the Borrower or any of the Borrower's Subsidiaries other than a Company Sale.

                  "Assignee": as defined in Section 10.6(c).

                  "Assignment and Acceptance": as defined in Section 10.6(c).

                  "Assignor": as defined in Section 10.6(c).

                  "Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%.

                  "Base Rate Loans": Term Loans for which the applicable rate of interest is based upon the Base Rate.

                  "Benefited Lender": as defined in Section 10.7(a).

                  "Bison Entities": means, collectively, Bison Royalty LLC, Piceance Production Holdings LLC and Rulison Production Company LLC.

                  "Board": the Board of Governors of the Federal Reserve System of the United States (or any successor).

                  "Borrower": as defined in the preamble hereto.

                  "Borrower Liquidity Reserve": the sum of (a) cash and Cash Equivalents owned by the Borrower (excluding (i) Net Cash Proceeds from any Asset Sales, free of Liens, which shall be applied as a mandatory prepayment of the Term Loans pursuant to Section 2.12 and (ii) any cash or Cash Equivalents posted as cash collateral for, or the amount of any letter of credit issued in support of, Required Hedge Agreements) in an amount up to $65,000,000 in the possession of the Borrower plus (b) an irrevocable standby letter of credit naming the Administrative Agent as beneficiary, issued by a financial institution reasonably acceptable to the Administrative Agent, equal to the difference, if any, between (x) $65,000,000 and (y) the aggregate cash and Cash Equivalents referred to in the foregoing clause (a).

                  "Business Day": (a) for all purposes other than as covered by clause (b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and
(b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

                  "Capital Expenditures": for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

                  "Capital Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

                  "Cash Equivalents": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by

Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or
(g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                  "Closing Date": the date on which the conditions precedent set forth in Section 5.1 shall have been satisfied, which date shall be not later than July 31, 2002.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral": all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

                  "Commitment": as to any Lender, the obligation of such Lender, to make a Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof; provided that the original aggregate amount of the Commitments is $900,000,000.

                  "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

                  "Company Sale": the Disposition to a third party (other than to Holdings or to an Affiliate thereof) of at least a majority of the fair market value of the Property of the Borrower and its Subsidiaries, whether by asset sale, by sale of at least a majority of the Capital Stock of the Borrower, directly or indirectly, by merger, consolidation, amalgamation or otherwise.

                  "Compliance Certificate": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B.

                  "Consolidated EBITDA": of any Person for any period, Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) consolidated interest expense calculated in accordance with GAAP of such Person and its Subsidiaries, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including, in the case of the Borrower, the Term Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs,
(e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), (f) regardless of whether such amount is reflected as a charge in the statement of such Consolidated Net Income but only to the extent that such amount is not reflected in

Consolidated Net Income, cash received by such Person in respect of hedge agreements entered into by the Parent or its Affiliates hedging the oil or gas production of the Borrower (for periods prior to the Closing Date such amounts are set forth on Schedule 1.1 (c)), (g) non-cash corporate overhead allocated to the Borrower in amounts consistent with past practice, (h) any other non-cash charges and (i) any impairment of goodwill or property asset carrying value, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (w) interest income (except to the extent deducted in determining Consolidated Interest Expense), (x) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), (y) to the extent that such amount is not reflected in Consolidated Net Income, cash payments by such Person in respect of hedge agreements entered into by the Parent or its Affiliates hedging the oil or gas production of the Borrower (in amounts set forth on Schedule 1.1(c) for periods prior to the Closing Date) and (z) any other non-cash income, all as determined on a consolidated basis.

                  "Consolidated Fixed Charge Coverage Ratio": for any period, the ratio of (a) the difference of (i) the sum of (A) Consolidated EBITDA of the Borrower and its Subsidiaries for such period, plus (B) equity capital contributed to the Borrower or any of its Subsidiaries by any Person except in the case of the Borrower's Subsidiaries, the Borrower, minus (ii) the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such period on account of Capital Expenditures to (b) Consolidated Fixed Charges for such period.

                  "Consolidated Fixed Charges": for any period, the sum (without duplication) of (a) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period and (b) provision for cash income taxes made by the Borrower or any of its Subsidiaries on a consolidated basis in respect of such period.

                  "Consolidated Interest Coverage Ratio": for any period, the ratio of (a) Consolidated EBITDA of the Borrower and its Subsidiaries for such period to (b) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period.

                  "Consolidated Interest Expense": of any Person for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers' acceptance financing and net costs of such Person under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP, and excluding (but not deducting from such amount of total cash interest expense) any fees paid pursuant to Section 2.9(a), any deferred set-up fees paid pursuant to Section 2.9(b), any interest capitalized pursuant to Section 2.15(c) and (e), and the portion of any Make-Whole Amount paid during such period).

                  "Consolidated Net Income": of any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that in calculating Consolidated Net Income of the Borrower and its consolidated Subsidiaries for any Period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the

Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower (other than any of the Bison Entities) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

                  "Continuing Directors": as to any Person, the directors of such Person on the Closing Date, after giving effect to the transactions contemplated hereby, and each other director, if, in each case, such other director's nomination for election to the board of directors of such Person is recommended by at least 66-2/3% of the then Continuing Directors or such other director receives the vote of each of the shareholders of such Person on the Closing Date in his or her election by the shareholders of such Person.

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

                  "Default": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "Derivatives Counterparty": as defined in Section 7.6.

                  "Disposition": with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.

                  "Disqualified Stock": any Capital Stock or other ownership or profit interest of any Loan Party that any Loan Party is or, upon the passage of time or the occurrence of any event, may become obligated to redeem, purchase, retire, defease or otherwise make any payment in respect of in consideration other than Capital Stock (other than Disqualified Stock).

                  "Dollars" and "$": dollars in lawful currency of the United States of America.

                  "Domestic Subsidiary": any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

                  "EMT": Williams Energy Marketing & Trading Company, a Delaware corporation.

                  "Environmental Laws": any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other Governmental Authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.

                  "Environmental Permits": any and all permits, licenses, approvals, registrations, notifications, exemptions and any other authorization required under any Environmental Law.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D.

                  "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the British Bankers Association Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the British Bankers Association Telerate screen (or otherwise on such screen), the "Eurodollar Base Rate" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent.

                  "Eurodollar Loans": Term Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

                  "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/16th of 1%):

                              Eurodollar Base Rate
                       ---------------------------------

                    1.00 - Eurocurrency Reserve Requirements

                  "Event of Default": any of the events specified in Section 8; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "Facility": the Commitments and the Term Loans made thereunder.

                  "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Fee Letter": as defined in Section 2.9(a).

                  "Funding Office": the office specified from time to time by the Administrative Agent as its funding office by notice to the Borrower and the Lenders.

                  "GAAP": generally accepted accounting principles in the United States of America as in effect from time to time, except that for purposes of
Section 7.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent financial statements delivered pursuant to Section 4.1(b).

                  "GE Equipment": the Equipment (as defined in the UCC as from time to time in effect in the State of New York) purchased or constructed with the proceeds of the GE Loan.

                  "GE Loan": the loan made to the Borrower by General Electric Capital Corporation pursuant to the Interim Loan and Security Agreement, dated as of June 16, 2002, in an aggregate principal amount not to exceed $17,000,000.

                  "Gas Gathering Systems": the gas plant and those certain gas gathering systems consisting of all equipment, assets, rights-of-way, surface leases, contracts and related assets more particularly described on Schedule 1.1(a) attached hereto.

                  "Governing Documents": collectively, as to any Person, the articles or certificate of incorporation and bylaws, any shareholders agreement, certificate of formation, limited liability company agreement, partnership agreement or other formation or constituent documents of such Person.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantee and Collateral Agreement": the Guarantee and Collateral Agreement to be executed and delivered by Parent, Holdings, the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit A, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                  "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "Guarantors": the collective reference to Parent, Holdings and the Subsidiary Guarantors.

                  "Hedge Agreements": (a) all interest rate swaps, caps or collar agreements or similar arrangements entered into by the Borrower or any of its Subsidiaries providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies and (b) all hedging agreements entered into by the Borrower or any of its Subsidiaries in connection with the hedging of commodity prices, including basis (transportation) hedges.

                  "Holdings": as defined in the preamble hereto.

                  "Hydrocarbons": oil, gas, casing head gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, all products refined, separated, settled and dehydrated therefrom and all products refined therefrom, including, without limitation, kerosene, liquefied petroleum gas, refined lubricating oils, diesel fuel, drip gasoline, natural gasoline, helium, sulfur and all other minerals.

                  "Hydrocarbon Interests": all rights, titles, interests and estates now owned or hereafter acquired by the Borrower or any of its Subsidiaries in any and all oil, gas and other liquid or gaseous hydrocarbon properties and interests, including without limitation, mineral fee or lease interests, production sharing agreements, concession agreements, license agreements, service agreements, risk service agreements or similar Hydrocarbon interests granted by an appropriate Governmental Authority, farmout, overriding royalty and royalty interests, net profit interests, oil payments, production payment interests and similar interests in Hydrocarbons, including any reserved or residual interests of whatever nature.

                  "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations or Synthetic Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured
by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (j) for the purposes of Section 8(e) only, all obligations of such Person in respect of Hedge Agreements.

                  "Indemnified Liabilities": as defined in Section 10.5.

                  "Indemnitee": as defined in Section 10.5.

                  "Initial Title Opinions": as defined in Section 6.2(m).

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvent": pertaining to a condition of Insolvency.

                  "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, state, multinational or foreign laws or otherwise, including, without limitation, copyrights, patents, trademarks, service-marks, technology, know-how and processes, recipes, formulas, trade secrets, or licenses (under which the applicable Person is licensor or licensee) relating to any of the foregoing and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Interest Payment Date": (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Term Loan is outstanding, (b) as to any Eurodollar Loan, the last day of the relevant Interest Period and (c) as to any Term Loan, the date of any repayment under
Section 2.11 or 2.12 or upon the Maturity Date.

                  "Interest Period": as to any Eurodollar Loan, (a) the three-month period commencing on the Closing Date; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending three months thereafter; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period that would otherwise extend beyond the date final payment is due on the Term Loans shall end on the date final payment is due; and

                  (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                  "Investments": as defined in Section 7.8.

                  "Lehman Entity": any of Lehman Commercial Paper Inc. or any of its Affiliates (including, without limitation, Syndicated Loan Funding Trust).

                  "Lender Addendum": with respect to any initial Lender, a Lender Addendum, substantially in the form of Exhibit I, to be executed and delivered by such Lender on the Closing Date as provided in Section 10.18.

                  "Lenders": as defined in the preamble hereto.

                  "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

                  "Loan Documents": this Agreement, the Security Documents, the Fee Letter, the Term Notes (if any), and all documents, instruments, agreements, certificates and notices at any time executed and/or delivered to the Administrative Agent, the Syndication Agent, the Arranger, or any Lender in connection herewith or therewith.

                  "Loan Parties": Holdings, the Borrower and each Subsidiary of the Borrower that is a party to a Loan Document (including pursuant to Section 6.10).

                  "Make-Whole Amount": in the event that the Term Loans are repaid in whole or in part prior to the Maturity Date, an amount in cash equal to the amount of interest that would have been paid, accrued or capitalized on such Term Loans or portions thereof then being repaid through and including the Maturity Date at the rate specified in this Agreement, which amount shall be discounted at a rate per annum equal to (x) the yield on one-year U.S. Treasury notes having a remaining maturity as close as is practical to the remaining term of the Terms Loans (but for the optional prepayment, mandatory prepayment, Parent Liquidity Event or acceleration, as the case may be), as determined by the Administrative Agent plus (y) 0.50%; provided that the portion of interest payable based on the Eurodollar Rate plus 4.0% per annum shall be based on a fixed interest rate equal to the Eurodollar Rate as of the repayment date plus 4.0% per annum.

                  "Material Adverse Effect": a material adverse effect on or affecting (a) the business, assets, liabilities, property, condition (financial or otherwise), results of operations, prospects, value or management of Parent or the Loan Parties taken as a whole, (b) the validity or enforceability of this Agreement or any of the other Loan Documents, (c) the validity, enforceability or priority of the Liens purported to be created by the Security Documents or
(d) the rights or remedies of any Secured Party hereunder or under any of the other Loan Documents; provided that any event that otherwise would be a Material Adverse Effect shall not be deemed to be a Material Adverse Effect if disclosed by Parent or any Loan Party in filings with the Securities and Exchange Commission prior to the Closing Date.

                  "Material Environmental Amount": an amount or amounts payable by the Borrower and/or any of its Subsidiaries, in the aggregate in excess of $1,000,000, for: (a) costs to comply with any Environmental Law; (b) costs of any investigation, and any remediation, of any Materials of Environmental Concern; and (c) compensatory damages (including, without limitation damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law.

                  "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

                  "Maturity Date": the date that is 360 days after the Closing Date.

                  "Maximum Lawful Rate": as defined in Section 2.15(f).

                  "Mortgaged Properties": the real properties and leasehold estates listed on Schedule 1.1(b), as to which the Administrative Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to the Mortgages.

                  "Mortgages": each of the mortgages, deeds of trust and deeds to secure debt made by any Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit D (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded), as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

                  "Multiemployer Plan": a Plan that is a multiemployer plan as defined in Section 3(37) or 4001(a)(3) of ERISA.

                  "Net Cash Proceeds": in connection with any Asset Sale permitted by Section 7.5(e), the proceeds thereof in the form of cash or Cash Equivalents of such Asset Sale, net of reasonable and customary attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale (other than any Lien pursuant to a Security Document) and other reasonable and customary fees and expenses, in each case, to the extent actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements).

                  "Non-Excluded Taxes": as defined in Section 2.20(a).

                  "Non-U.S. Lender": as defined in Section 2.20(f).

                  "Notice of Borrowing": a certificate duly executed by a Responsible Officer of the Borrower substantially in the form of Exhibit K.

                  "Obligations": the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Term Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Parent (with respect to its Obligations under the Guarantee and Collateral Agreement and the transactions contemplated thereby only) or any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Term Loans and all other obligations and liabilities of the Loan Parties to the Arranger, to any Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees (including any deferred set-up fees), Make-Whole Amounts, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Arranger, to any Agent or to any Lender that are required to be paid by any Loan Party pursuant hereto or to any other Loan Document) or otherwise.

                  "Oil and Gas Business" (a) the acquisition, exploration, exploitation, development, operation, management and disposition of interests in Hydrocarbon Interests and Hydrocarbons; (b) gathering, marketing, treating, processing, storage, selling and transporting of any production from such interests or Hydrocarbon Interests, including, without limitation, the marketing of Hydrocarbons obtained from unrelated Persons; (c) any business relating to or arising from exploration for or development, production, treatment, processing, storage, transportation or marketing of oil, gas and other minerals and products produced in association therewith; and (d) any activity that is ancillary or necessary or desirable to facilitate the activities described in clauses (a) through (c) of this definition.

                  "Oil and Gas Properties" (a) Hydrocarbon Interests; (b) the Property now or hereafter pooled or unitized with Hydrocarbon Interests; (a) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interest; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Interests; and (f) all tenements, hereditaments, appurtenances and Property in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Property, Gas Gathering System, rights, titles, interests and estates described or referred to above, including, without limitation, any and all Property, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

                  "Original Lenders": Lehman Commercial Paper Inc. and National Indemnity Company.

                  "Other Taxes": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

                  "Parent": as defined in the preamble hereto.

                  "Parent Liquidity Amount": (a) at any time from the Closing Date through the 180th day thereafter, $600,000,000; (b) at any time thereafter through and including the Maturity Date, $750,000,000; and (c) at any time after the Maturity Date, $200,000,000.

                  "Parent Liquidity Event": any time (a) when the sum of (i) Parent's actual cash and Cash Equivalents on hand and (ii) the unused borrowing capacity of Parent available to it under its credit facilities is less than the Parent Liquidity Amount in the aggregate, (b) Parent's projected forward liquidity determined as of the Closing Date (determined as described in the succeeding sentence) at any time prior to the Maturity Date is less than the Parent Liquidity Amount, (c) Parent's projected liquidity at the Maturity Date after giving effect to the prepayment or repayment of the Term Loans in accordance with this Agreement is less than the Parent Liquidity Amount set forth in clause (c) of such definition, (d) there shall occur and be continuing a payment default (beyond any grace period) by Parent or any of its Subsidiaries (other than Holdings or any of its Subsidiaries) with respect to one or more Indebtedness having a principal amount outstanding in excess of $20,000,000 in the aggregate or (e) there shall have occurred and be continuing any event of default under one or more Indebtedness of Parent or any of its Subsidiaries (other than Holdings or any of its Subsidiaries) that, with notice or the passage of time or both, would permit the holders thereof to accelerate such Indebtedness and any other Indebtedness of Parent or any of its Subsidiaries (other than Holdings or any of its Subsidiaries) that may be so accelerated and has an aggregate principal amount outstanding in excess of $20,000,000 in the aggregate; provided, however, that for the purposes of clauses (d) and (e) hereof, Indebtedness shall be deemed to exclude Specified Non-Recourse Debt. In determining Parent's forward liquidity, Parent may take into account asset sales or other liquidity events projected as of the Closing Date, if, but only if, (i) Parent shall have initiated a Disposition process related to such liquidity event at least six months prior to such Disposition,
(ii) such process shall be evidenced by a contract for Disposition from no later than 60 days prior to its scheduled Disposition date through such scheduled Disposition date, and (iii) shall be satisfactory to the Original Lenders and determined by them to be reasonably likely to result in the consummation of such proposed Disposition or liquidity event (at the net proceeds reflected in the projection) prior to such time as the Parent Liquidity Event (at such price) shall occur.

                  "Participant": as defined in Section 10.6(b).

                  "Payment Office": the office of the Administrative Agent specified in Section 10.2 or as otherwise specified from time to time by the Administrative Agent as its payment office by notice to the Borrower and the Lenders.

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

                  "Permits": the collective reference to (i) Environmental Permits, and (ii) any and all other franchises, licenses, leases, permits, approvals, notifications, certifications, registrations, authorizations, exemptions, qualifications, easements, rights of way, Liens and other rights, privileges and approvals required under any Requirement of Law.

                  "Permitted Liens": the collective reference to (i) in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3 and (ii) in the case of Collateral consisting of Pledged Stock, non-consensual Liens permitted by Section 7.3 to the extent arising by operation of law.

                  "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan": at a particular time, any employee benefit plan that is covered by ERISA and which the Borrower or any Commonly Controlled Entity maintains, administers, contributes to or is required to contribute to or under which the Borrower or any Commonly Controlled Entity could incur any liability.

                  "Pledged Stock": as defined in the Guarantee and Collateral Agreement.

                  "PPH": Piceance Production Holdings LLC, a Delaware limited liability company.

                  "PPH Company Agreement": the Amended and Restated Limited Liability Company Agreement of Piceance Production Holdings LLC dated as of December 31, 2001 among the Borrower, as the Class A Member and the Managing Member, Plowshare Investors

LLC, a Delaware limited liability company, as the Class B Preferred Member, and PPH, as the same may from time to time be amended, amended and restated, supplemented or otherwise modified.

                  "Prime Rate": the prime lending rate as set forth on the British Banking Association Telerate Page 5 (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for purpose of displaying such rate), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Pro Forma Balance Sheet": as defined in Section 4.1(a).

                  "Prohibited Modification": any amendment, modification or other change to any of the terms of any Indebtedness or Governing Documents of the Bison Entities that would (a) restrict the Borrower's ability to (i) grant a Lien on any Collateral (other than Excluded Collateral as defined in Guarantee and Collateral Agreement) for the benefit of the Lenders, (ii) be merged or consolidated with any other Person, (iii) consummate a Company Sale in any manner or (iv) prepay, repay or otherwise perform under any Loan Document, (b) increase the amount of Class B Priority Return (as defined in the PPH Company Agreement) or fees, or change the types or categories of expenses, in each case, payable to the Class B Preferred Member (as defined in the PPH Company Agreement) other than increases consistent with increases in the amount of interest and fees, and changes in the types or categories of expenses, in each case, payable to the lenders under the Williams Multiyear Credit Facility or, if the Williams Multiyear Credit Facility has been terminated, the largest, in terms of commitment amount, syndicated revolving credit agreement under which Parent is a borrower, (c) extend the maturity of any Indebtedness of the Bison Entities past the maturity date thereof on the Closing Date, (d) result in (i) the issuance by PPH of any additional Class B Preferred Member Interests (as defined in the PPH Company Agreement) or any other equity interests substantially similar to the Class B Preferred Member Interests or (ii) the contribution of additional capital to PPH by the Class B Preferred Member (as defined in the PPH Company Agreement), or (e) reasonably be expected to result in a Material Adverse Effect, the reasonable expectation that such amendment, modification or other change would not result in a Material Adverse Effect to be determined in good faith by a Responsible Officer of Parent, it being understood that the parties to the Indebtedness and Governing Documents of the Bison Entities may conclusively rely on a certificate of such Responsible Officer to such effect.

                  "Projections": as defined in Section 6.2(d).

                  "Property": any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock and Hydrocarbon Interests.

                  "Proved Producing Reserves": Proved Reserves that are recoverable from existing wells with current operating methods and expenses and are producing.

                  "Proved Reserves" those recoverable Hydrocarbons which have been estimated with reasonable certainty, as demonstrated by geological and engineering data, to be economically recoverable from the Oil and Gas Properties by existing producing methods under existing economic conditions.

                  "Real Estate": All real property held or used by the Borrower or its Subsidiaries, which the Borrower or the relevant Subsidiary owns in fee or in which it holds a leasehold interest as a tenant.

                  "Register": as defined in Section 10.6(d).

                  "Regulation D": Regulation D of the Board as in effect from time to time (and any successor to all or a portion thereof).

                  "Regulation H": Regulation H of the Board as in effect from time to time (and any successor to all or a portion thereof).

                  "Regulation T": Regulation T of the Board as in effect from time to time (and any successor to all or a portion thereof).

                  "Regulation U": Regulation U of the Board as in effect from time to time (and any successor to all or a portion thereof).

                  "Regulation X": Regulation X of the Board as in effect from time to time (and any successor to all or a portion thereof).

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                  "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events described in Section 4043(c)(3) of ERISA and other than those events as to which the thirty day notice period is waived under subsections .22, .24 (solely with respect to partial termination of a Plan), .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. Section 4043.

                  "Required Hedge Agreement": any Hedge Agreement (x) required to be entered into by any Loan Party pursuant to Section 6.15(a) and (y) the form of which is disclosed prior to its execution to the Administrative Agent.

                  "Required Lenders": at any time, the holders of more than a majority of (a) until the Closing Date, the Commitments and (b) thereafter, the aggregate unpaid principal amount of the Term Loans then outstanding.

                  "Requirement of Law": as to any Person, the Governing Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

                  "Reserve Report": means a report setting forth the Proved Reserves by reserve category attributable to the Hydrocarbon Interests constituting Proved Reserves owned directly by the Borrower or any Subsidiary thereof, a projection of the rate of production and net operating income with respect thereto, as of a specified date, and such other information as is customarily obtained from and provided in such reports, satisfactory in form and substance to the Administrative Agent. All Reserve Reports prepared after the Closing Date and required by this Agreement or any of the other Loan documents shall be prepared or audited by an Approved Engineer.

                  "Responsible Officer": as to any Person, the chief executive officer, president or chief financial officer of such Person, but in any event, with respect to financial matters, the chief financial officer of such Person. Unless otherwise qualified, all references to a "Responsible Officer" shall refer to a Responsible Officer of the Borrower.

                  "Restricted Payments": as defined in Section 7.6.

                  "Second Tranche Title Opinions": as defined in Section 6.2(m).

                  "Secured Parties": collectively, the Arranger, the Agents and the Lenders.

                  "Security Documents": the collective reference to the Guarantee and Collateral Agreement, the Mortgages and all other pledge and security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of Parent or any Loan Party under any Loan Document.

                  "Single Employer Plan": any Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Solvency Certificate": the Solvency Certificate to be executed and delivered by the chief financial officer of each Loan Party, substantially in the form of Exhibit J, as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "Solvent": when used with respect to any Person, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, (d) such Person will be able to pay its debts as they mature, and
(e) such Person is not insolvent within the meaning of any applicable Requirements of Law. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                  "Specified Non-Recourse Debt": Indebtedness (a) listed in Part 1 of Schedule 1.1(d) of any non-material Subsidiary of Parent that is (i) a "Non-Borrowing Subsidiary" (as defined in the Williams Multiyear Credit Agreement) and (ii) not a Loan Party, and (b) as to which neither the Parent nor any of its Subsidiaries is directly or indirectly liable (including, without limitation, the absence of any and all guaranties (completion, payment, performance, or other), credit support of any kind, indemnities and other contingent obligations of Parent or any of its Subsidiaries with respect to such Indebtedness) other than the nonmaterial obligations disclosed in Part 2 of
Schedule 1.1(d).

                  "Subordinated Guaranty": the Subordinated Guaranty, dated as of July 31, 2002, made by Holdings in favor of the Financial Institutions (as defined therein) party thereto, as amended and restated as of October 31, 2002.

                  "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  "Subsidiary Guarantor": each Subsidiary of the Borrower (other than the Bison Entities).

                  "Syndication Agent": as defined in the preamble hereto.

                  "Syndication Date": the date on which the Syndication Agent completes the syndication of the Facility and the Persons selected in such syndication process become parties to this Agreement.

                  "Synthetic Lease Obligations": all monetary obligations of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations which do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the Indebtedness of such Person (without regard to accounting treatment).

                  "Taking": a taking or voluntary conveyance during the term of this Agreement of all or part of any Mortgaged Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority affecting a Mortgaged Property or any portion thereof, whether or not the same shall have actually been commenced.

                  "Term Loan Percentage": as to any Lender (a) at any time prior to the Closing Date, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments or (b) at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding.

                  "Term Loan": as defined in Section 2.1.

                  "Term Notes": as defined in Section 2.8(e).

                  "Transferee": as defined in Section 10.15.

                  "Type": as to any Term Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

                  "UCC": the Uniform Commercial Code, as in effect from time to time in any jurisdiction.

                  "Wholly Owned Subsidiary": as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

                  "Wholly Owned Subsidiary Guarantor": any Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Borrower.

                  "Williams Multiyear Credit Agreement": that certain First Amended and Restated Credit Agreement dated as of October 31, 2002 by and among Parent, Northwest Pipeline Corporation, Transcontinental Gas Pipe Line Corporation and Texas Gas Transmission Corporation, as Borrowers, the Banks named therein, JPMorgan Chase Bank and Commerzbank AG, as Co- Syndication Agents, Credit Lyonnais New York Branch, as Documentation Agent, Citicorp USA, Inc., as Agent, and Salomon Smith Barney Inc., as Arranger (as the same may be amended, supplemented or otherwise modified from time to time).

1.2 Other Definitional Provisions.

(a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower and its Subsidiaries not defined in Section
     1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

(c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) The expressions "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Obligations shall mean the payment in full, in immediately available funds, of all of the Obligations.

(f) The words "including" and "includes" and words of similar import when used in this Agreement shall not be limiting and shall mean "including without limitation" or "includes without limitation", as the case may be.

                  SECTION 2 - AMOUNT AND TERMS OF COMMITMENTS

2.1 Commitments. Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (a "Term Loan") to the Borrower on the Closing Date in an amount not to exceed the amount of the Term Loan Commitment of such Lender. The Term Loans shall be Eurodollar Loans or, if Eurodollar Loans are not available, shall be Base Rate Loans.

2.2 Procedure for Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Closing Date) requesting that the Lenders make the Term Loans on the Closing Date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. Not later than 12:00 Noon, New York City time, on the Closing Date each Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan to be made by such Lender. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Lenders in like funds.

2.3 Repayment of Term Loans. The Term Loan of each Lender shall mature on the Maturity Date.

2.4  [Intentionally Omitted].

2.5  [Intentionally Omitted].

2.6  [Intentionally Omitted].

2.7  [Intentionally Omitted].

2.8 Repayment of Term Loans; Evidence of Indebtedness. (a) The Borrower unconditionally promises to pay to the Administrative Agent for the account of the appropriate Lender the principal amount of each Term Loan on the Maturity Date (or on such earlier date on which the Term Loans become due and payable pursuant to Section 2.12 or 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Term Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, and in the form set forth in Section 2.15.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Term Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 10.6(d), and a sub-account therein for each Lender, in which shall be recorded (i) the amount of each Term Loan made hereunder and any Term Note evidencing such Term Loan, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

(d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.8(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Term Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

(e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing the Term Loan of such Lender, substantially in the form of Exhibit G, with appropriate insertions as to date and principal amount (such notes, "Term Notes").

2.9 Fees, Etc. (a) The Borrower agrees to pay to the Arranger, the Agents and the Lenders the fees in the amounts and on the dates agreed to by the Borrower and the Original Lenders pursuant to the letter agreement, dated as of July 31, 2002 (the "Fee Letter"), among the Original Lenders and the Borrower.

(b) (i) If a Company Sale has occurred on or prior to the Maturity Date (whether or not the Obligations have been repaid in full prior to such Company Sale), the Borrower shall pay to the Lenders, in immediately available funds, a deferred set-up fee (to be shared among them on a pro rata basis based on their respective outstanding balance of the Term Loans immediately prior to the consummation of the Company Sale) in an amount in cash initially equal to the greater of (x) 15% of the principal amount of the Term Loans funded on the Closing Date and (y) 15% (which percentage for the purposes of this clause (y) shall increase by 1% at the beginning of the 60-day period following the Closing Date and by an additional 1% at the beginning of each subsequent 60-day period) of the difference between (A) the aggregate purchase price paid to Parent, Holdings or the Borrower (including, without limitation, the amount of any liabilities assumed by the purchaser in the transaction) in connection with such Company Sale (such amount for the purposes of this calculation not to exceed $2,500,000,000) and (B) the sum of (1) the principal amount of the then-outstanding Term Loans, plus (2) the aggregate principal amount of any other net Indebtedness of the Borrower and its Subsidiaries then outstanding (which amount as of the Closing Date is set forth on Schedule 2.9(b)) plus (3) accrued and unpaid interest on the Terms Loans to the date of repayment; or (ii) if a Company Sale has not occurred on or prior to the Maturity Date, the Borrower shall pay to the Lenders on the Maturity Date, in immediately available funds, a deferred set-up fee (to be shared among them on a pro rata basis based on their respective Term Loans outstanding immediately prior to the Maturity Date) in an amount in cash equal to 15% of the Term Loans funded on the Closing Date; provided, however, that if a Company Sale occurs within three months following the Maturity Date, then upon such Company Sale the

     Borrower shall pay to the Lenders (to be shared among them on a pro rata basis based on their respective Term Loans outstanding immediately prior to the Maturity Date) an additional amount in cash equal to the positive difference, if any, between the fee that would have been paid pursuant to clause (i) above had such Company Sale occurred prior to the Maturity Date and the fee paid pursuant to clause (ii) above. This covenant shall survive the termination of this Agreement and the payment in full of the Obligations in cash. Notwithstanding anything to the contrary in this
     Section 2.9(b), the fees described in this Section shall be earned on the Closing Date and shall be payable to the Lenders regardless of whether the Term Loans are repaid or not.

2.10 [Intentionally Omitted].

2.11 Optional Prepayments.

(a) The principal of the Term Loans may be prepaid in whole or in part at any time, plus the sum of (x) accrued and unpaid interest to the repayment date, plus (y) the Make-Whole Amount, plus (z) a pro rata portion (based on the amount of the Term Loans prepaid) of the applicable deferred set-up fee referred to in Section 2.9(b)(ii), all of which shall be paid by the Borrower immediately upon any such prepayment of Term Loans.

(b) Amounts to be applied in connection with a partial prepayment made pursuant to this Section 2.11 shall be applied, first, to accrued and unpaid interest on the Term Loans, second, to the deferred set-up fee referred to in Section 2.9(b)(ii), third, to outstanding principal of the Terms Loans (including, without limitation, any capitalized interest that has been added to the principal of the Term Loans) and, fourth, to any remaining Obligations outstanding. The application of any repayment pursuant to this
     Section 2.11 shall be made, first, to Base Rate Loans, if any, and, second, to Eurodollar Loans.

2.12 Mandatory Prepayments.

(a) If on any date Holdings, the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Disposition permitted by
     Section 7.5(e), such Net Cash Proceeds promptly (but in any event no later than 2 Business Days after such receipt) shall be paid by the Borrower to the Administrative Agent, for the ratable benefit of the Lenders, to prepay the Obligations in cash at 100% of the principal amount of the Term Loans so prepaid, plus the sum of (x) accrued and unpaid interest to the repayment date, plus (y) a pro rata portion of the Make-Whole Amount, plus
     (z) a pro rata portion (based on the amount of the Term Loans prepaid) of the deferred set-up fee referred to in Section 2.9(b)(ii).

(b) On any date Parent, Holdings or the Borrower receives proceeds from a Company Sale, (i) all such proceeds (whether or not sufficient to make the following payments in full) shall be immediately applied to repay the Obligations in full in cash and to pay to the Administrative

     Agent, for the pro rata benefit of the Lenders, the sum of 100% of the principal amount of the Term Loans, plus (x) accrued and unpaid interest to the repayment date, plus (y) the Make-Whole Amount, plus (z) the deferred set-up fee referred to in Section 2.9(b)(i); provided that at the time of any such Company Sale, all of the foregoing Obligations shall be paid in full regardless of the amount of proceeds actually received by Parent, Holdings or the Borrower.

(c) Unless the Borrower shall otherwise have repaid in full all Obligations under this Agreement, upon (i) 75 days following a Parent Liquidity Event or (ii) an acceleration of the Obligations pursuant to Section 8, the Borrower shall repay the Obligations in full in cash and pay to the Administrative Agent, for the pro rata benefit of the Lenders, the sum of 100% of the principal amount of the outstanding Term Loans, plus (x) accrued and unpaid interest to the repayment date, plus (y) the Make-Whole Amount, plus (z) the deferred set-up fee referred to in Section 2.9(b)(ii).

(d) Subject to Section 2.18, amounts to be applied in connection with a repayment made pursuant to Section 2.12(b) or (c), if the Obligations are not paid in full in cash, shall be applied, first, to accrued and unpaid interest on the Term Loans, second, to the deferred set-up fee referred to in Section 2.9(b), third, to outstanding principal of the Terms Loans (including, without limitation, any capitalized interest that has been added to the principal of the Term Loans) and, fourth, to any remaining Obligations outstanding. The application of any repayment pursuant to this
     Section 2.12 shall be made, first, to Base Rate Loans, if any, and, second, to Eurodollar Loan.

2.13 [Intentionally Omitted].

2.14 [Intentionally Omitted].

2.15 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest during each Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Eurodollar Rate determined for such day plus (ii) 4.00% per annum.

(b) Each Base Rate Loan shall bear interest at a rate per annum equal to the sum of (i) the Base Rate plus (ii) 3.00% per annum.

(c) Each Term Loan also shall accrue additional interest at a rate of 14% per annum.

(d)(i) If all or a portion of the principal amount of any Term Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Term Loans (whether or not overdue) shall bear interest at a rate per annum that is equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2.0%, and (ii) if all or a portion of any interest payable on any Term Loan or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans plus 2.0%, in each case, with respect to clauses (i) and
     (ii) above, from the date of such non-payment until such amount is paid in full (after as well as before judgment).

(e)(i) Interest accruing pursuant to paragraphs (a) and (b) above shall be payable by the Borrower in cash in arrears on each Interest Payment Date;
     (ii) interest accruing pursuant to paragraph (c) above shall be calculated on the outstanding principal amount of the Term Loans on a weighted average daily basis and shall be payable by the Borrower in arrears on each Interest Payment Date by increasing the outstanding principal amount of the Term Loans by the amount of such interest due on a pro rata basis based on the Lenders' outstanding Term Loans immediately prior to such interest payment and (iii) interest accruing pursuant to paragraph (d) above shall be payable in cash from time to time on demand.

(f) Notwithstanding anything to the contrary set forth in this Section 2.15, if a court of competent jurisdiction determines in a final order that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by the Lenders is equal to the total interest which would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate(s) of interest and in the manner provided in Sections 2.15(a) through (e) above, unless and until the rate of interest again exceeds the Maximum Lawful Rate, and at that time this paragraph shall again apply. In no event shall the total interest received by the Lenders pursuant to the terms hereof exceed the amount which the Lenders could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this Section 2.15(f), a court of competent jurisdiction shall finally determine that the Lenders have received interest hereunder in excess of the Maximum Lawful Rate, the Lenders shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

2.16 Computation of Interest and Fees. (a) Interest, fees and commissions payable on a per annum basis pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Term Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

(b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.15(a).

2.17 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

(a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

(b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Term Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and (y) any outstanding Eurodollar Loans shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be continued as such.

2.18 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder shall be made pro rata according to the respective Term Loan Percentages of the Lenders. Each payment (other than prepayments) in respect of principal or interest in respect of the Term Loans, and each payment in respect of fees or expenses payable hereunder shall be applied to the amounts of such Obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders.

(b) Each payment (including each prepayment) of the Term Loans outstanding under the Facility shall be allocated among the Lenders holding such Term Loans pro rata based on the principal amount of such Term Loans held by such Lenders. Amounts prepaid on account of the Term Loans may not be reborrowed.

(c)  [Intentionally Omitted].

(d)  [Intentionally Omitted].

(e) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Payment Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

(f) Unless the Administrative Agent shall have been notified in writing by any Lender prior to the Closing Date that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Closing Date, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of the Closing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans on demand, from the Borrower.

(g) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

2.19 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

(i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.20 and changes in the rate of tax on the overall net income of such Lender);

(ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

(iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making or maintaining Eurodollar Loans, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon such Lender's demand, any additional amounts necessary to compensate such Lender on an after-tax basis for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

(b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any Person controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender on an after-tax basis for such reduction.

(c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Obligations in full.

2.20 Taxes. (a) All payments made by the Borrower under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Arranger, any Agent or any Lender as a result of a present or former connection between the Arranger, such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Arranger's, such Agent's or such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Arranger, any Agent or any Lender hereunder, the amounts so payable to the Arranger, such Agent or such Lender shall be increased to the extent necessary to yield to the Arranger, such Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts that would have been received hereunder had such withholding not been required; provided, however, that the Borrower or a Guarantor shall not be required to increase any such amounts payable to the Arranger, any Agent or any Lender with respect to any Non-Excluded Taxes that are attributable to the Arranger's, such Agent's or such Lender's failure to comply with the requirements of paragraph (f) of this Section. The Borrower or the applicable Guarantor shall make any required withholding and pay the full amount withheld to the relevant tax authority or other Governmental Authority in accordance with applicable Requirements of Law.

(b) The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law.

(c) The Borrower shall indemnify the Arranger, each Agent and any Lender for the full amount of Non-Excluded Taxes or Other Taxes arising in connection with payments made under this Agreement (including, without limitation, any Non-Excluded Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.20) paid by the Arranger, such Agent or Lender or any of their respective Affiliates and any liability (including penalties, additions to tax interest and expenses) arising therefrom or with respect thereto. Payment under this indemnification shall be made within ten days from the date the Arranger, any Agent or any Lender or any of their respective Affiliates makes written demand therefor.

(d) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the Arranger or the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof.

(e) The agreements in this Section 2.20 shall survive the termination of this Agreement and the payment of the Term Loans and all other amounts payable hereunder.

(f) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent (and, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI or other appropriate form, establishing a complete exemption from withholding of U.S. taxes under
     Section 871(h) or 881(c) of the Code and a Form W-8BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

(g) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payment under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

2.21 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making a mandatory repayment under Section 2.12 in accordance with the provisions of this Agreement or an optional prepayment after the Borrower has given notice thereof or (c) the making of a repayment of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (x) the amount of interest that would have accrued on the amount so repaid, or not so borrowed for the period from the date of such prepayment or of such failure to borrow to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Term Loans provided for herein over (y) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Obligations in full.

2.22 Illegality. Notwithstanding any other provision in this Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans shall forthwith be canceled and (b) such Lender's Term Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Term Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.21.

2.23 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.19, 2.20(a) or 2.22 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Term Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided further that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.19, 2.20(a) or 2.22.

                      SECTION 3 - [INTENTIONALLY OMITTED]

                   SECTION 4 - REPRESENTATIONS AND WARRANTIES

                  To induce the Arranger, the Agents and the Lenders to enter into this Agreement and to make the Term Loans, each of Parent, Holdings and the Borrower hereby represent and warrant to the Arranger, each Agent and each Lender that:

4.1 Financial Condition. (a) The unaudited pro forma consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at June 30, 2002 (the "Pro Forma Balance Sheet"), copies of which have heretofore been furnished to each Original Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the Term Loans to be made on the Closing Date and the use of proceeds thereof and (ii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the Borrower as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of Borrower and its consolidated Subsidiaries as at June 30, 2002, assuming that the events specified in the preceding sentence had actually occurred at such date.

(b) The consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2001, and the related consolidated statements of income and of cash flows for the fiscal year ended on such date present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at June 30, 2002, and the related unaudited consolidated statements of income and cash flows for the six-month period ended on such date, present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including any related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. Except as set forth in Schedule 4.1(a), the Borrower and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. Except as set forth on Schedule 4.1(b), during the period from June 30, 2002 to and including the date hereof there has been no Disposition by the Borrower or any of its Subsidiaries of any material part of its business or Property.

4.2 No Change. Since June 30, 2002, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect (except as to Parent and as disclosed in Parent's filings with the Securities and Exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended).

4.3 Existence; Compliance with Law. Each of Parent, Holdings, the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, including the Oil and Gas Business, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification and
     (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.4 Power; Authorization; Enforceable Obligations. Parent and each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Parent and each Loan Party has taken all necessary corporate, partnership, limited liability company or other action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (a) consents, authorizations, filings and notices described in
     Schedule 4.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (b) the filings referred to in Section 4.19. Each Loan Document has been duly executed and delivered on behalf of Parent and each Loan Party to the extent it is a party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of Parent and each Loan Party to the extent it is a party thereto, enforceable against Parent and each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.5 No Legal Bar. The execution, delivery and performance of this Agreement, the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of Parent (or a Subsidiary thereof, other than Holdings, the Borrower or any of the Borrower's Subsidiaries), Holdings, the Borrower or any of the Borrower's Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to Parent, Holdings, the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

4.6 No Material Litigation. Except as set forth in Schedule 4.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Parent, Holdings or the Borrower, threatened by or against Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) that could reasonably be expected to have a Material Adverse Effect.

4.7 No Default. None of Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect and no Default or Event of Default has occurred and is continuing.

4.8 Ownership of Property; Liens. Each of Holdings, the Borrower and the Borrower's Subsidiaries is the sole owner of, legally and beneficially, and has good and defensible title in fee simple to, or a valid leasehold interest in, all its real property , including, those subject to the Mortgages, free and clear of Liens other than Permitted Liens.

4.9 Intellectual Property. Holdings, the Borrower and each of the Borrower's Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted or is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does Parent, Holdings or the Borrower know of any valid basis for any such claim. The use of Intellectual Property by Holdings, the Borrower and the Borrower's Subsidiaries does not infringe on the rights of any Person in any material respect.

4.10 Taxes. Each of Parent, Holdings, the Borrower and each of their respective Subsidiaries has filed or caused to be filed all federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any material assessments made against it or any of its Property and all other material taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any taxes, the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Parent, Holdings, the Borrower or any of their respective Subsidiaries, as the case may be); the contents of all such material tax returns are correct and complete in all material respects, no tax Lien has been filed, and, to the knowledge of Parent, Holdings and the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge (other than any Liens or claims, the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Parent, Holdings, the Borrower or any of their respective Subsidiaries, as the case may be).

4.11 Federal Regulations. No part of the proceeds of the Term Loans will be used for purchasing or carrying any "margin stock" (within the meaning of Regulation U) or for the purpose of purchasing, carrying or trading in any securities under such circumstances as to involve the Borrower in a violation of Regulation X or to involve any broker or dealer in a violation of Regulation T. No indebtedness being reduced or retired out of the proceeds of the Term Loans was or will be incurred for the purpose of purchasing or carrying any "margin stock" (within the meaning of Regulation
     U). Following application of the proceeds of the Term Loans, "margin stock" (within the meaning of Regulation U) does not constitute more than 25% of the value of the assets of Parent, Holdings, the Borrower and the Borrower's Subsidiaries. None of the transactions contemplated by this Agreement (including, without limitation, the direct and indirect use of proceeds of the Term Loans) will violate or result in a violation of Regulation T, Regulation U or Regulation X. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U.

4.12 Labor Matters. There are no strikes, stoppages, slowdowns or other labor disputes against Holdings, the Borrower or any of the Borrower's Subsidiaries pending or, to the knowledge of Parent, Holdings or the Borrower, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of Holdings, the Borrower and the Borrower's Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from Holdings, the Borrower or any of the Borrower's Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of Holdings, the Borrower or the relevant Subsidiary.

4.13 ERISA. Except as set forth on Schedule 4.13, neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with all applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. Except as set forth in
     Schedule 4.13, the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly

     Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

4.14 Investment Company Act; Other Regulations. Neither Parent nor any Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither Parent nor any Loan Party is subject to regulation under any Requirement of Law (other than Regulation X) which limits or conditions its ability to incur Indebtedness.

4.15 Subsidiaries. (a) The Subsidiaries listed on Schedule 4.15 constitute all the Subsidiaries of Holdings as of the Closing Date. Schedule 4.15 sets forth as of the Closing Date, the name and jurisdiction of incorporation of each Subsidiary of Holdings and, as to each such Subsidiary, the percentage and number of each class of Capital Stock owned by Holdings, the Borrower and the Borrower's Subsidiaries.

(b) There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary, except as disclosed on Schedule 4.15. None of Holdings, the Borrower or any of the Borrower's Subsidiaries has issued, or authorized the issuance of, any Disqualified Stock. Parent owns, beneficially or of record, 100% of the Capital Stock of Holdings, and Holdings owns, beneficially or of record, 100% of the Capital Stock of the Borrower.

4.16 Use of Proceeds. The proceeds of the Term Loans shall be used solely to make a loan to Holdings pursuant to an intercompany note, and shall be used by Holdings to make a Loan to Parent pursuant to an intercompany note, and to pay related fees and expenses.

4.17 Environmental Matters. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to result in the payment of a Material Environmental Amount:

(a) Holdings, the Borrower and the Borrower's Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; and (ii) reasonably believe that compliance with all applicable Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.

(b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by Holdings, the Borrower or any of the Borrower's Subsidiaries, or at any other location which could reasonably be expected to (i) give rise to material liability of Holdings, the Borrower or any of the Borrower's Subsidiaries under any applicable Environmental Law or otherwise result in costs to Holdings, the Borrower or any of the Borrower's Subsidiaries, or
     (ii) materially interfere with Holdings', the Borrower's or any of the Borrower's Subsidiaries' continued operations, or (iii) materially impair the fair saleable value of any Real Estate owned or leased by Holdings, the Borrower or any of the Borrower's Subsidiaries.

(c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which Holdings, the Borrower or any of the Borrower's Subsidiaries is, or to the knowledge of Parent, Holdings or the Borrower will be, named as a party that is pending or, to the knowledge of Parent, Holdings or the Borrower, threatened.

(d) None of Holdings, the Borrower or any of the Borrower's Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

(e) None of Holdings, the Borrower or any of the Borrower's Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.

(f) Except as disclosed in filings made with the Securities and Exchange Commission for Parent, Holdings or the Borrower, none of Holdings, the Borrower or any of the Borrower's Subsidiaries has assumed or retained, by contract or operation of law, any material liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern.

4.18 Accuracy of Information, Etc. No statement or information contained in this Agreement, any other Loan Document, or any other document, certificate or statement furnished to the Arranger, the Administrative Agent, the Syndication Agent or the Lenders or any of them, by or on behalf of Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of Parent, Holdings and the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and written statements furnished to the Arranger, the Agents and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

4.19 Security Documents. (a) The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid, binding and enforceable security interest in the Collateral described therein and proceeds and products thereof. In the case of the Pledged Stock, when any stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, when financing statements in appropriate form are filed in the offices specified on Schedule 4.19(a)-1 (which financing statements may be filed by the Administrative Agent at any time) and such other filings as are specified on Schedule 3 to the Guarantee and Collateral Agreement are made (all of which filings may be filed by the Administrative Agent at any time), the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds and products thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person (except Permitted Liens). Schedule 4.19(a)-2 lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will remain on file after the Closing Date.

         (b) Upon the due execution thereof, each of the Mortgages will be effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid, binding and enforceable Lien on, and security interest in, the Mortgaged Properties described, and as defined, therein and proceeds and products thereof, and when the Mortgages are filed in the offices specified on Schedule 4.19(b), each such Mortgage shall constitute a fully perfected first-priority Lien on, and security interest in, all of the Mortgaged Properties and the proceeds and products thereof, as security for the Obligations, in each case prior and superior in right to any Liens of any other Person other than Permitted Liens.

4.20 Solvency. Each Loan Party is and, after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection with the Loan Documents will be, and will continue to be, Solvent.

4.21 Net Indebtedness; Specified Non-Recourse Debt. On the Closing Date, the net Indebtedness of the Borrower and its Subsidiaries in the aggregate (other than the Term Loans) shall be approximately as set forth in Schedule 2.9(b). All Indebtedness listed in Part 1 of Schedule 1.1(d) is Specified Non-Recourse Debt and all of the material documents, instruments and agreements related to or entered in connection with such Indebtedness, including, without limitation, any and all guarantees (completion, payment, performance or otherwise), indemnification or other contingent obligations of Parent of any of its Subsidiaries, to which Parent or any of its Subsidiaries is a party are listed on Schedule 4.21 (collectively, the "Specified Non-Recourse Debt Documents"). Part 2 of Schedule 1.1(d) lists all of the obligations, contingent or otherwise, of Parent, EMT and WES under the Specified Non-Recourse Debt Documents. The loan commitments under the Credit Agreement, dated May 23, 2002 (as amended, supplemented or otherwise modified from time to time, the "Gulf Liquids Subordinated Credit Agreement"), between Gulf Liquids New River Project LLC, a Delaware limited liability company ("Gulf Liquids"), and Williams Energy Services, LLC, a Delaware limited liability company and a Subsidiary of Parent, have been fully utilized by Gulf Liquids and there are no more commitments of Parent or any Affiliate thereof to fund any further loans or any other monies under the Gulf Liquids Subordinated Credit Agreement or any other "Loan Documents" (as defined in the Gulf Liquids Subordinated Credit Agreement).

4.22 Insurance. Each of Holdings, the Borrower and the Borrower's Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; and none of Holdings, the Borrower or any of the Borrower's Subsidiaries (a) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (b) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that could not reasonably be expected to have a Material Adverse Effect.

4.23 [Intentionally Omitted].

4.24 Hydrocarbon Interests. As of the Closing Date, Schedule 4.24 sets forth a list of all of the Hydrocarbon Interests consisting of oil and gas leaseholds, mineral interests, royalty and overriding royalty interests in which the Borrower or any of its Subsidiaries has an interest.

4.25 Permits. (a) Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (or, in the case of Environmental Permits, result in the payment of a Material Environmental Amount): (i) each of Holdings, the Borrower and the Borrower's Subsidiaries has obtained and holds all Permits required in respect of all Real Estate and for any other property otherwise operated by or on behalf of, or for the benefit of, such Person and for the operation of each of its businesses as presently conducted and as proposed to be conducted, (ii) all such Permits are in full force and effect, and each of Holdings, the Borrower and the Borrower's Subsidiaries has performed and observed all requirements of such Permits, (iii) no event has occurred which allows or results in, or after notice or lapse of time would allow or result in, revocation or termination by the issuer thereof or in any other impairment of the rights of the holder of any such Permit, (iv) no such Permits contain any restrictions, either individually or in the aggregate, that are materially burdensome to Holdings, the Borrower or any of the Borrower's Subsidiaries, or to the operation of any of its businesses or any property owned, leased or otherwise operated by such Person, (v) each of Holdings, the Borrower and the Borrower's Subsidiaries reasonably believes that each of its Permits will be timely renewed and complied with, without material expense, and that any additional Permits that may be required of such Person will be timely obtained and complied with, without material expense and (vi) none of Parent, Holdings or the Borrower has any knowledge or reason to believe that any Governmental Authority is considering limiting, suspending, revoking or renewing on materially burdensome terms any such Permit.

(b) Except as set forth on Schedule 4.25(b), no consent or authorization of, filing with, Permit from, or other act by or in respect of, any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of, or enforcement of remedies (including, without limitation, foreclosure on the Collateral) pursuant to, this Agreement and the other Loan Documents.

4.26 Lease Payments. Each of Holdings, the Borrower and the Borrower's Subsidiaries has paid all royalties and payments required to be made by it under leases of Oil and Gas Properties (except for properties abandoned in the ordinary course of business or with respect to which the failure to pay such royalties and other payments could not be reasonably expect to have a Material Adverse Effect) where any of the Collateral is or may be located from time to time (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Holdings, the Borrower or such Subsidiary, as the case may be); no landlord Lien has been filed, and, to the knowledge of Parent, Holdings and the Borrower, no claim is being asserted, with respect to any such payments.

                        SECTION 5 - CONDITIONS PRECEDENT

5.1 Conditions to Initial Extension of Credit. The agreement of each Lender to make the extension of credit requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

(a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of Parent, Holdings and the Borrower, (ii) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of Parent, Holdings, the Borrower and each Subsidiary Guarantor and (iii) if requested by any Lender, for the account of such Lender, Term Notes conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower.

(b) Pro Forma Balance Sheet; Financial Statements. The Lenders shall have received (i) the Pro Forma Balance Sheet, (ii) satisfactory internally prepared operating reports of the Borrower and its Subsidiaries as of and for the period from August 1, 2001, the date of consummation of the merger of Barrett Resource Corporation with and into the Borrower, through December 31, 2001 and (iii) satisfactory internally prepared operating reports of the Borrower and its Subsidiaries for the six-month period ended June 30, 2002.

(c) Approvals. All governmental and third party approvals (including landlords' and other consents) necessary or, in the discretion of the Original Lenders, advisable in connection with, the continuing operations of Parent, Holdings, the Borrower and the Borrower's Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

(d) Fees. The Original Lenders, the Arranger, the Syndication Agent and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including, without limitation, the reasonable fees, disbursements and other charges of counsel to the Agents and the Lenders), on or before the Closing Date. All such amounts will be paid with proceeds of Term Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Closing Date.

(e) Solvency. The Lenders shall have received a Solvency Certificate executed by the chief financial officer of Holdings, the Borrower and each other Loan Party and a solvency analysis of the chief financial officer of such Loan Parties in form and substance satisfactory to the Agents, in each case, which shall document the solvency of Holdings, the Borrower and each other Loan Party before and after giving effect to the transactions contemplated hereby.

(f) Lien Searches. The Administrative Agent shall be satisfied with the results of a recent lien, tax lien, judgment and litigation search in each of the jurisdictions or offices (including, without limitation, in the United States Patent and Trademark Office and the United States Copyright Office) specified by the Administrative Agent in which UCC financing statements or other filings or recordations should be made to evidence or perfect (with the priority required under the Loan Documents) security interests in all Property of the Loan Parties, and such search shall reveal no Liens on any of the assets of Holdings, the Borrower or the Borrower's Subsidiaries except for Permitted Liens.

(g) Closing Certificate. The Administrative Agent shall have received a certificate of Parent and each Loan Party, dated as of the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments.

(h) Other Certifications. The Administrative Agent shall have received the following:

(i) a copy of the charter of Parent, Holdings, the Borrower and each of the Borrower's Subsidiaries and each amendment thereto, certified (as of a date reasonably near the date of the initial extension of credit) as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which Parent and each such Loan Party is organized;

(ii) a copy of a certificate of the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized, dated reasonably near the date of the initial extension of credit, listing the charter of such Loan Party and each amendment thereto on file in such office and certifying that (A) such amendments are the only amendments to such Person's charter on file in such office, (B) such Person has paid all franchise taxes to the date of such certificate and (C) such Person is duly organized and in good standing under the laws of such jurisdiction;

(iii)a telephonic confirmation from the Secretary of State or other applicable Governmental Authority of each jurisdiction in which each such Person is organized certifying that Parent, Holdings, the Borrower and each of the Borrower's Subsidiaries is duly organized and in good standing under the laws of such jurisdiction on the date of the initial extension of credit, together with a written confirmatory report in respect thereof prepared by, or on behalf of, a filing service acceptable to the Administrative Agent; and

(iv) a copy of a certificate of the Secretary of State or other applicable Governmental Authority of each jurisdiction in which Parent, Holdings, the Borrower and each of the Borrower's Subsidiaries is required to be qualified as a foreign corporation or entity.

(i) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

(i) the legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to Parent, Holdings, the Borrower and the Borrower's Subsidiaries, substantially in the form of Exhibit F-1;

(ii) the legal opinion of the general counsel of the Parent, Holdings, the Borrower and the Borrower's subsidiaries, substantially in the form of Exhibit F-2

(iii)the legal opinion of Davis Graham & Stubbs LLP, counsel to the Borrower, substantially in the form of Exhibit F-3; and

(iv) such other legal opinions of local counsel as are requested by the Administrative Agent in form and substance satisfactory to the Administrative Agent.

                  Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement and the other Loan Documents as the Administrative Agent may reasonably require.

(j) Pledged Stock; Stock Power; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the Administrative Agent) by the pledgor thereof.

(k) Filings, Registrations and Recordings. Each document (including, without limitation, any UCC financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on, and security interest in, the Collateral described therein, prior and superior in right to any other Person (other than Permitted Liens), shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation.

(l) Insurance. The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 4.24 and of Section 5.3 of the Guarantee and Collateral Agreement.

(m) Representations and Warranties. Each of the representations and warranties made by Parent or any Loan Party in or pursuant to the Loan Documents shall be true and correct on the Closing Date.

(n) No Default. No Default or Event of Default shall have occurred and be continuing on the Closing Date or after giving effect to the extensions of credit requested to be made on the Closing Date, Parent shall have provided evidence satisfactory to the Administrative Agent of all consents and waivers necessary under Parent's credit facilities and a borrowing availability thereunder of at least $400,000,000.

(o) Capital Structure. The capital structure of Holdings, the Borrower and its Subsidiaries both before and after giving effect to the borrowing of the Term Loans and the use of the proceeds of the Term Loans as contemplated in this Agreement shall be satisfactory to the Administrative Agent.

(p) Satisfactory Documentation. The loan by the Borrower to Holdings, and by Holdings to Parent, of the net proceeds of the Term Loans shall have been consummated by documentation satisfactory to the Agents, and no provision of any such documentation shall have been waived, amended, supplemented or otherwise amended without the consent of the Agents.

(q) Reserve Reports. The Lenders shall have received Reserve Reports dated as of December 31, 2001, covering the Hydrocarbon Interests of the Borrower and its Subsidiaries in form and substance satisfactory to the Administrative Agent.

(r) Funds Received on Closing Date. Parent shall have received $3,400,000,000 (including, without limitation, evidence of available liquidity under its credit facilities), including proceeds of the Terms Loans, all of which shall be funded into escrow and none of which shall be released until all such funds are released. On the Closing Date, Parent shall have borrowed at least $5,000,000 under its $700,000,000 revolving credit facility. The Administrative Agent shall be satisfied with the sufficiency of the amounts available to the Borrower to meet the Borrower's and its Subsidiaries' ongoing working capital needs after the borrowing of the Term Loans hereunder. The Borrower shall have cash on hand on the Closing Date, after giving effect to the transactions contemplated by the Loan Documents, of not less than $65,000,000, free of Liens.

(s) Intercompany Indebtedness. The Lenders shall have receive a schedule in form and substance satisfactory to them setting forth the Indebtedness between Parent or any of its Affiliates (other than Holdings and its Subsidiaries), on the one hand, and Holdings, the Borrower or any of the Borrower's Subsidiaries, on the other hand. Parent, Holdings and the Borrower shall deliver evidence satisfactory to the Administrative Agent that immediately prior to the borrowing of the Term Loans, there are no intercompany balances owed by Holdings, the Borrower or any of the Borrower's Subsidiaries to Parent or any of its Subsidiaries (other than Holdings and its Subsidiaries).

(t) Oil and Gas Mortgages. The Lenders shall have received evidence satisfactory to them of the filing of oil and gas mortgages on all of the Borrower's real property in the Powder River Basin, the Piecance Basin and the Raton Basin, which mortgages the Borrower has represented to cover at least 85% of the value of the Borrower's and its Subsidiaries' Hydrocarbon Interests.

(u) Environmental. The Lenders shall be satisfied with the environmental affairs of the Borrower and its Subsidiaries.

(v) Miscellaneous. The Administrative Agent shall have received such other documents, agreements, certificates and information as it shall reasonably request.

                       SECTION 6 - AFFIRMATIVE COVENANTS

                  Parent, Holdings and the Borrower hereby jointly and severally agree that, so long as any Term Loan or other amount is owing to any Lender, the Arranger or any Agent hereunder, each of Parent, Holdings and the Borrower shall, and shall cause each of the Borrower's Subsidiaries to:

6.1  Financial Statements. Furnish to each Agent and each Lender:

(a) as soon as available, but in any event within 105 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by a firm of independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent;

(b) as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

(c) as soon as available, but in any event not later than 45 days after the end of each month occurring during each fiscal year of the Borrower (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated balance sheet of the Borrower and the Borrower's Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

6.2 Certificates; Other Information. Furnish to each Agent and each Lender, or, in the case of clause (i), to the relevant Lender:

(a)  concurrently with the delivery of the financial statements referred to in
     Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

(b)  concurrently with the delivery of any financial statements pursuant to
     Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, Parent and each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information and calculations necessary for determining compliance by Parent, Holdings, the Borrower and the Borrower's Subsidiaries with Section
     7.1 as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be, and (y) to the extent not previously disclosed to the Administrative Agent in writing, a listing of any county, state, territory, province, region or any other jurisdiction, or any political subdivision thereof, whether of the United States or otherwise, where any Loan Party keeps inventory or equipment (other than mobile goods) and of any Intellectual Property acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (y) (or, in the case of the first such list so delivered, since the Closing Date);

(c) concurrently with any Compliance Certificate delivered pursuant to paragraph (b) above, (i) a production statement that identifies the most recent information available relating to the gross volumes of Hydrocarbons produced in the aggregate from the Hydrocarbon Interests of the Borrower and its Subsidiaries and (ii) a statement of revenues and expenses attributable to the Hydrocarbon Interests of the Borrower and its Subsidiaries for such fiscal quarter ended;

(d) as soon as available, and in any event no later than 45 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and the Borrower's Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "Projections"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

(e) within 60 days after the end of each fiscal quarter of the Borrower, a narrative discussion and analysis of the financial condition and results of operations of the Borrower and the Borrower's Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year;

(f) no later than 10 Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect the Governing Documents of Holdings, the Borrower or any of the Borrower's Subsidiaries;

(g) within five days after the same are sent, copies of all financial statements and reports that Holdings, the Borrower or any of the Borrower's Subsidiaries sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that Holdings, the Borrower or any of the Borrower's Subsidiaries may make to, or file with, the SEC;

(h) as soon as possible and in any event within 5 days of obtaining knowledge thereof: (i) notice of any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in the payment by Holdings, the Borrower or any of the Borrower's Subsidiaries, in the aggregate, of a Material Environmental Amount; and (ii) any notice that any Governmental Authority may condition approval of, or any application for, an Environmental Permit or any other material Permit held by Holdings, the Borrower or any of the Borrower's Subsidiaries on terms and conditions that are materially burdensome to Holdings, the Borrower or any of the Borrower's Subsidiaries, or to the operation of any of its businesses or any property owned, leased or otherwise operated by such Person;

(i) to the extent not included in clauses (a) through (h) above, no later than the date the same are required to be delivered thereunder, copies of all agreements, documents or other instruments (including, without limitation, (i) audited and unaudited, pro forma and other financial statements, reports, forecasts, and projections, together with any required certifications thereon by independent public auditors or officers of Holdings, the Borrower or any of the Borrower's Subsidiaries or otherwise),
     (ii) press releases and (iii) statements or reports) furnished to any other holder of the securities of Holdings, the Borrower or any of the Borrower's Subsidiaries;

(j) weekly, on the first Business Day of each week (or on a more frequent basis if requested by the Administrative Agent), a certificate of the chief financial officer of Parent in the form of Exhibit L (the "No Parent Liquidity Event Certificate") (i) certifying that no Parent Liquidity Event has occurred as of such date, (ii) with a 12-month liquidity projection as of such date, (iii) certifying that all lines of credit, including, but not limited to, lines of credit pursuant to the Williams Multiyear Credit Agreement and the L/C Agreement (as defined in the Williams Multiyear Credit Agreement), included in such 12-month liquidity projection are available (by virtue of the fact that the conditions precedent to the issuance of a letter of credit or advance are satisfied or satisfiable) as of such date and will be, to the best of Parent's knowledge, available on the projected date of incurrence of such Indebtedness, and (iv) certifying as of such date and, to the best of Parent's knowledge, on the projected date of incurrence of such Indebtedness that the incurrence of such Indebtedness will not violate any Requirement of Law or violate or result in a default or event of default under any Contractual Obligation of Parent (or a Subsidiary thereof, other than Holdings, the Borrower or any of the Borrower's Subsidiaries), Holdings, the Borrower or any of the Borrower's Subsidiaries. Each of Parent, Holdings and the Borrower agrees that each No Parent Liquidity Event Certificate shall be delivered without modification (other than with respect to the date thereof) and without any qualifications, exclusions or exceptions. In determining Parent's forward liquidity, Parent may take into account asset sales or other liquidity events if, but only if, at the date of the projection Parent shall have initiated a Disposition process related to such liquidity event reasonably satisfactory to the Administrative Agent and determined by the Administrative Agent to be reasonably likely to result in the consummation of such proposed Disposition or liquidity event within such 12-month period);

(k) no later than 45 days following the Closing Date, Reserve Reports with respect to the Hydrocarbon Interests of the Borrower and its Subsidiaries dated as of July 1, 2002 accompanied by a report thereon by Ryder Scott satisfactory to the Administrative Agent (other than with respect to the reserves located in the Powder River Basin and the Raton Basin, as to which the Borrower shall deliver a Reserve Report dated as of July 1, 2002 accompanied by a report thereon by Netherland Sewel satisfactory to the Administrative Agent), each of which shall be in form and substance satisfactory to the Administrative Agent. Such Reserve Reports shall not contain information materially worse, taken as a whole, than the information contained in the Reserve Reports with three price cases as of July 1, 2001 previously delivered pursuant to Section 5.1 (except with respect to commodity prices), as determined by the Administrative Agent in their reasonable discretion;

(l) no later than 75 days after the Closing Date, (i) audited consolidated financial statements for the Borrower and its Subsidiaries as of and for the year ended December 31, 2001, accompanied by the unqualified opinion of an independent auditing firm satisfactory to the Administrative Agent and
     (ii) unaudited interim consolidated financial statements as of and for the six months ended June 30, 2002, accompanied by the interim review report pursuant to SAS 71 of such independent auditors. None of the foregoing financial statements shall be different in any materially adverse respect from the internally prepared operating reports as of and for the aforementioned dates delivered pursuant to Section 5.1; and

(m) furnish to the Administrative Agent, within 60 days of identification thereof by the Administrative Agent, limited mortgage title opinions in form and content reasonably satisfactory to the Administrative Agent showing the Administrative Agent as having a valid and perfected first-priority Lien (subject to Permitted Liens) covering the Borrower's interest in at least 250 producing wells included in the Oil and Gas Properties, as selected by the Administrative Agent (the "Initial Title Opinions"). If the Initial Title Opinions show material defects to title which render the Borrower's title to its interests in wells representing more than 10% of the aggregate reserve value of the examined wells less than defensible in accordance with oil and gas industry standards, then the Administrative Agent may request additional limited mortgage title opinions covering an additional 50 producing wells included in the Oil and Gas Properties to be delivered within 45 days from the Administrative Agent's request therefor (the "Second Tranche Title Opinions"). If the Second Tranche Title Opinions show material defects to title which render the Borrower's title to its interests in wells representing more than 10% of the aggregate reserve value of all the examined wells less than defensible in accordance with oil and gas industry standards, then the Administrative Agent may request additional limited mortgage title opinions covering an additional 50 wells included in the Oil and Gas Properties to be delivered within 45 days from the Administrative Agent's request therefor; and

(n) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Holdings, the Borrower or the Borrower's Subsidiaries, as the case may be.

6.4 Conduct of Business and Maintenance of Existence, Etc. (a) (i) Preserve, renew and keep in full force and effect its corporate, partnership or limited liability company existence and (ii) take all reasonable action to maintain all rights, privileges, franchises Permits and licenses necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause
     (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) to the extent not in conflict with this Agreement or the other Loan Documents comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.5 Maintenance of Property; Leases; Insurance. (a) Keep all Property and systems useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

(b) Maintain all rights of way, easements, grants, privileges, licenses, certificates, and permits necessary or advisable for the use of any Real Estate and will not, without the prior written consent of the Administrative Agent, consent to any public or private restriction as to the use of any Real Estate.

(c) Comply with the terms of each lease in respect of Oil and Gas Properties so as to not permit any material uncured default on its part to exist in respect of such lease and renew the terms of such leases on commercially reasonable terms, except such defaults and expiration of leases that could not be reasonably expected to have a Material Adverse Effect.

(d) Maintain with financially sound and reputable insurance companies insurance on all its Property (including, without limitation, all inventory, equipment and vehicles) in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent with copies for each Secured Party, upon written request, full information as to the insurance carried; provided that in any event each of Holdings, the Borrower and the Borrower's Subsidiaries will maintain, to the extent obtainable on commercially reasonable terms, (i) property insurance on an all risks basis (including the perils of flood and quake, loss by fire, explosion and theft and such other risks and hazards as are covered by an all risk policy), covering the repair or replacement cost, business interruption and extra expense (which shall include reconstruction costs and business interruption losses as are otherwise generally available to similar businesses), and (ii) public liability insurance, such property insurance shall include to the satisfaction of the Administrative Agent coverage for the increased cost of construction, debris removal and/or demolition expenses incurred as a result of the application of any building law and/or ordinance. All such insurance with respect to each of Holdings, the Borrower and the Borrower's Subsidiaries shall be provided by insurers or re-insurers which (x) in the case of United States insurers and re-insurers, have an A.M. Best rating of not less than A- with respect to primary insurance and B+ with respect to excess insurance and (y) in the case of non-United States insurers or re-insurers, the providers of at least 80% of such insurance have either an ISI policyholders rating of not less than A, an A.M. Best rating of not less than A- or a surplus of not less than $500,000,000 with respect to primary insurance, and an ISI policyholders rating of not less than BBB or an A.M. Best rating of not less than B+ with respect to excess insurance, or such other insurers as the Administrative Agent may approve in writing. To the extent obtainable from the Borrower's and its Subsidiaries' insurers, all insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) contain a waiver of subrogation against any Secured Party, (iii) contain a standard noncontributory mortgagee clause naming the Administrative Agent (and/or such other party as may be designated by the Administrative Agent) as the party to which all payments made by such property insurance company shall be paid, (iv) if requested by the Administrative Agent, provide that none of Holdings, the Borrower or any of the Borrower's Subsidiaries, any Secured Party or any other Person shall be a co-insurer under such insurance policies, and (v) be reasonably satisfactory in all other respects to the Administrative Agent. Each Secured Party shall be named as an additional insured on all liability insurance policies of each of Holdings, the Borrower and the Borrower's Subsidiaries and the Administrative Agent shall be named as loss payee on all property insurance policies of each such Person.

(e) Deliver to the Administrative Agent on behalf of the Secured Parties, (i) on the Closing Date, a certificate dated such date showing the amount and types of insurance coverage as of such date, (ii) upon request of any Secured Party from time to time, full information as to the insurance carried, (iii) promptly following receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the Closing Date, (iv) forthwith, notice of any cancellation or non-renewal of coverage by any of Holdings, the Borrower or any of the Borrower's Subsidiaries and (v) promptly after such information is available to any of Holdings, the Borrower or any of the Borrower's Subsidiaries, full information as to any claim for an amount in excess of $1,000,000 with respect to any property and casualty insurance policy maintained by any of Holdings, the Borrower or the Borrower's Subsidiaries.

(f) Preserve and protect the Lien status of each respective Mortgage and, if any Lien (other than unrecorded Liens permitted under Section 7.3 that arise by operation of law and other Liens permitted under Section 7.3(b)(vi)) is asserted against a Mortgaged Property, promptly and at its expense, give the Administrative Agent a detailed written notice of such Lien and pay the underlying claim in full or take such other action so as to cause it to be released or bonded over in a manner satisfactory to the Administrative Agent.

6.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and
     (b) permit representatives of any Lender to visit and inspect any of its properties and examine and, at the Borrower's Subsidiaries' expense, make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of Parent, Holdings, the Borrower and the Borrower's Subsidiaries with officers and employees of Parent, Holdings, the Borrower and the Borrower's Subsidiaries and with their respective independent certified public accountants.

6.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

(a)  the occurrence of any Default or Event of Default;

(b) any (i) default or event of default (or alleged default) under any Contractual Obligation of Holdings, the Borrower or any of the Borrower's Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between Holdings, the Borrower or any of the Borrower's Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

(c) any litigation or proceeding affecting Holdings, the Borrower or any of the Borrower's Subsidiaries in which the amount involved is $1,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

(d) the following events, as soon as possible and in any event within 30 days after Holdings, the Borrower or any of the Borrower's Subsidiaries knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan;

(e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect; and

(f) any notice of default given to the Borrower or any of the Borrower's Subsidiaries from a landlord in connection with any leased property where inventory of the Borrower or the Borrower's Subsidiaries is located.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Holdings, the Borrower or the relevant Subsidiary proposes to take with respect thereto.

6.8 Environmental Laws. (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and Environmental Permits, and obtain, maintain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain, maintain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

(b) Conduct and complete all material investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

6.9 Parent Liquidity Event. Within two Business Days following the occurrence of a Parent Liquidity Event or Default (provided that the foregoing shall not limit the rights of the Administrative Agent or the Lenders set forth in Section 8), Parent shall retain Lehman Brothers Inc. or an Affiliate thereof and another independent financial advisor reasonably acceptable to the Original Lenders to commence a process with respect to the consummation of a Company Sale for fair value and such Company Sale shall occur within 75 days of such Parent Liquidity Event or such Default (provided that the foregoing shall not limit the rights of the Administrative Agent or the Lenders set forth in Section 8). Parent shall cause Lehman Brothers Inc. or such Affiliate and such other independent financial advisor to report to the Administrative Agent on the status of such process on a weekly basis.

6.10 Additional Collateral, Guarantors, Etc.

(a) With respect to any Property acquired after the Closing Date, the Borrower or any of the Borrower's Subsidiaries (other than any Property described in paragraphs (b) or (c) of this Section 6.10), promptly (and, in any event, within 10 days following the date of such acquisition) (i) execute and deliver to the Administrative Agent (A) Mortgages, (B) such amendments to the Guarantee and Collateral Agreement or (C) such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such Property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first-priority security interest (subject to Permitted Liens) in such Property, including, without limitation, the filing of Mortgages or UCC financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent.

(b) In the case of any Wholly-Owned Subsidiary of any Loan Party that is a Domestic Subsidiary, such Loan Party shall cause such Wholly-Owned Subsidiary to execute a supplement, amendment or joinder or otherwise become a party to the guaranty contained in the Guarantee and Collateral Agreement to the satisfaction of the Administrative Agent.

(c) Notwithstanding anything to the contrary in this Section 6.10, paragraph shall not apply to any Property or new Subsidiary created or acquired after the Closing Date, as applicable, as to which the Administrative Agent has determined in its sole discretion that the collateral value thereof is insufficient to justify the difficulty, time and/or expense of obtaining a perfected security interest therein.

(d) The Borrower shall (i) execute and deliver to the Administrative Agent by November 15, 2002 a Control Agreement and any other documents necessary or desirable to enable the Administrative Agent (for the benefit of the Lenders) to have a perfected security interest in and "control" (within the meaning of the UCC ) of the Posted Collateral (as defined in the Required Hedge Agreement) and (ii) maintain such perfected security interest in the Posted Collateral until the Obligations are paid in full in cash.

6.11 [Intentionally Omitted].

6.12 Use of Proceeds. Use the proceeds of the Term Loans only for the purposes specified in Section 4.16.

6.13 [Intentionally Omitted].

6.14 Further Assurances. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds or products thereof or with respect to any other property or assets hereafter acquired by the Borrower or any Subsidiary which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be required to obtain from the Borrower or any of the Borrower's Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

6.15 Other Provisions Relating to Holdings and the Borrower.

(a) Parent, Holdings and the Borrower shall hedge the Borrower's commodity price risk as set forth on Schedule 6.15(a).

(b) Holdings and the Borrower shall (a) do all things necessary to permit each of the Original Lenders to appoint a representative to act as an observer at all meetings of the Board of Directors of the Borrower or committees thereof and (b) shall provide to the Original Lenders (i) all notices of such meetings when they are sent to the members of the Board of Directors or any such committee, as the case may be, and (ii) all information distributed to the members of the Board of Directors or such committee in advance of and in connection with any such meeting.

6.16 Capital Expenditures. The Borrower and its Subsidiaries shall make Capital Expenditures in the ordinary course consistent with past practice.

                         SECTION 7 - NEGATIVE COVENANTS

                  Parent, Holdings and the Borrower hereby jointly and severally agree that, so long as any Obligations are owing to any Lender, the Arranger or any Agent hereunder, Holdings and the Borrower shall not, and the Borrower shall not permit any of its Subsidiaries to, directly or indirectly:

7.1  Financial Condition Covenants.

(a) Consolidated Interest Coverage Ratio. On the last day of any fiscal quarter, permit the Consolidated Interest Coverage Ratio of the Borrower to be less than 1.50 to 1.00 for any four consecutive fiscal quarter period beginning two fiscal quarters prior to such date and ending two fiscal quarters subsequent to such date; provided that the financial information used for the subsequent two fiscal-quarter period shall be the relevant information disclosed in the most recent Projections delivered to the Administrative Agent.

(b) Consolidated Fixed Charge Coverage Ratio. On the last day of any fiscal quarter, permit the Consolidated Fixed Charge Coverage Ratio of the Borrower to be less than 1.15 to 1.00 for any four consecutive fiscal quarter period beginning two fiscal quarters prior to such date and ending two fiscal quarters subsequent to such date; provided that the financial information used for the subsequent two fiscal-quarter period shall be the relevant information disclosed in the most recent Projections delivered to the Administrative Agent.

7.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a)  Indebtedness of any Loan Party created under any Loan Document;

(b) Unsecured Indebtedness of the Borrower to any Solvent Subsidiary and of any Wholly Owned Subsidiary Guarantor to the Borrower or any other Solvent Subsidiary;

(c)  Indebtedness permitted by Section 7.16;

(d) Indebtedness of the Borrower and the Borrower's Subsidiaries outstanding on the date hereof and listed on Schedule 7.2(d), including extensions, renewals or refinancings thereof; provided that any such extension, renewal or refinancing (i) is in an aggregate principal amount not greater than the principal amount of the Indebtedness being extended, renewed or refinanced and (ii) does not shorten the final maturity or average weighted maturity of the Indebtedness being extended, renewed or refinanced;

(e)  Indebtedness of Holdings pursuant to the Subordinated Guaranty;

(f)  Letters of credit issued to support Required Hedge Agreements; and

(g) Surety bonds and performance and guarantee bonds required in the ordinary course of the Borrower's exploration and production activities (other than any performance bonds required in connection with prepaid delivery obligations) in an aggregate principal amount not to exceed $30,000,000.

7.3 Limitation on Liens. Other than with respect to the Bison Entities, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for (a) with respect to Holdings, Liens granted pursuant to the Loan Documents and (b) with respect to the Borrower and its Subsidiaries only, the following Liens:

(i) Lessors' royalties, overriding royalties, reversionary interests and similar burdens;

(ii) Any required third-party consents to assignment of leases and contracts and preferential purchase rights;

(iii)Liens for taxes or assessments not yet due or not yet delinquent or, if delinquent, that are being contested in good faith in the normal course of business and for which adequate reserves are maintained in accordance with GAAP;

(iv) all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities in connection with the sale or conveyance of the assets if the same is customarily obtained subsequent to such sale or conveyance;

(v)  Rights of reassignment upon the surrender or expiration of any lease;

(vi) easements, rights-of-way, servitudes, permits, surface leases and other rights with respect to surface operations on, over or in respect of any of the Oil and Gas Properties or any restriction on access thereto and that do not materially interfere with the operation of the affected Oil and Gas Property;

(vii)Materialman's, mechanics', repairman's, employees', contractors', operators or other similar Liens or charges arising in the ordinary course of business incidental to construction, maintenance or operation of the assets of Holdings, the Borrower or the Borrower's Subsidiaries, (i) if they have not been filed pursuant to law and the time for filing has expired, (ii) if filed, they have not yet become due and payable or payment is being withheld as provided by law or (iii) if their validity is being contested in good faith by appropriate action;

(viii) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

(ix) Liens, pledges or deposits by or on behalf of the Borrower or any of the Borrower's Subsidiaries to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(x) Liens in existence on the date hereof listed on Schedule 7.3(b)(x), securing Indebtedness permitted by Section 7.2(d), provided that no such Lien is spread to cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

(xi) any interest or title of a lessor under any lease entered into by the Borrower or any of the Borrower's Subsidiaries in the ordinary course of its business and covering only the assets so leased;

(xii)Liens arising out of all presently existing and future division and transfer orders, advance payment agreements, processing contracts, gas processing plant agreements, operating agreements, gas balancing or deferred production agreements, pooling, unitization or communitization agreements, pipeline, gathering or transportation agreements, platform agreements, drilling contracts, injection or repressuring agreements, cycling agreements, construction agreements, salt water or other disposal agreements, leases or rental agreements, farm-out and farm-in agreements, exploration and development agreements, and any and all other contracts or agreements covering, arising out, used or useful in connection with or pertaining to the exploration, development, operation, production, sale, use, purchase, exchange, storage, separation, dehydration, treatment, compression, gathering, transportation, processing, improvement, marketing, disposal, or handling of any Hydrocarbon Interest of the Borrower or any Subsidiary thereof; provided that such agreements are entered into in the ordinary course of business and contain terms customary for such agreements in the industry; and provided further that no Liens described in this paragraph
     (j) shall be granted or created in connection with the incurrence of Indebtedness;

(xiii) Rights reserved to or vested in any Governmental Authority to control or regulate any of the Oil and Gas Properties in any manner and all Requirements of Law of general applicability in that area;

(xiv)Liens arising out of operating agreements, unitization and pooling agreements and production sales contracts securing amounts not yet due or, if due, being contested in good faith in the ordinary course of business;

(xv) Gas imbalances that obligate the Borrower to provide and make up free of charge, and that other third parties are entitled to take without paying for, under applicable contracts, as a result of any imbalances in production or sales from the assets at any wells, in any pipelines, at any gas plant or in storage;

(xvi)defects, irregularities and deficiencies in the title to any rights of way or any Hydrocarbon Interest of the Borrower or any Subsidiary thereof which in the aggregate do not materially impair the use of such rights of way or any Hydrocarbon Interest for the purposes for which such rights of way and any other Hydrocarbon Interest are held by such Person, and defects, irregularities and deficiencies in title to any Hydrocarbon Interest of the Borrower or any of its Subsidiaries, which defects, irregularities or deficiencies have been cured by possession under applicable statutes of limitations;

(xvii) (A) Liens provided for in the Required Hedge Agreement and (B) Liens on the GE Equipment to secure the GE Loan; and

(xviii)  Liens granted pursuant to the Loan Documents.

7.4 Limitation on Fundamental Changes. Other than with respect to the Bison Entities, enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that:

(a) any Solvent Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any Subsidiary Guarantor (provided that the Subsidiary Guarantor shall be the continuing or surviving corporation); and

(b) any Subsidiary of the Borrower may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Subsidiary Guarantor.

7.5 Limitation on Disposition of Property. Dispose of any of its Property (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary of Holdings, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

(a) the Disposition of obsolete or worn out property in the ordinary course of business;

(b) the sale of Hydrocarbons or other inventory in the ordinary course of business;

(c)  Dispositions permitted by Section 7.4(b);

(d) the sale or issuance of (i) any Capital Stock of a Subsidiary of the Borrower (other than Disqualified Stock) to the Borrower or any Subsidiary Guarantor or (ii) the Borrower's Capital Stock (other than Disqualified Stock) to Holdings;

(e) (i) an Asset Sale or (ii) Dispositions the prohibition of which Dispositions would conflict with any material Indebtedness or financing agreement of Parent as in effect on the Closing Date; provided that the proceeds of any such Asset Sale or Disposition, as the case may be, are solely in the form of cash and the Loan Parties party to such Asset Sale or Disposition, as the case may be, comply with the provisions of Section 2.12;

(f) any trade or exchange of Oil and Gas Properties or Capital Stock in any corporation or royalty trust in the Oil and Gas Business owned by the Borrower or any of its Subsidiaries for Oil and Gas Properties owned or held by another Person if the fair market value of such Oil and Gas Properties or Capital Stock traded or exchanged by the Borrower or any such Subsidiary (including any cash or Cash Equivalents (excluding cash exchanged with respect to the reimbursement of drilling costs or revenues received by the parties thereto), not to exceed 15% of the such fair market value, to be delivered to the Borrower or such Subsidiary) is reasonably equivalent to the fair market value of the Oil and Gas Properties (together with any cash or Cash Equivalents (excluding cash exchanged with respect to the reimbursement of drilling costs or revenues received by the parties thereto), not to exceed 15% of such fair market value) to be received by the Borrower or such Subsidiary as determined in good faith by (i) any officer of the Borrower, if such fair market value is less than $5,000,000 and (ii) the Board of Directors of the Borrower as evidenced by a Board resolution delivered to the Administrative Agent, if such fair market value is equal to or greater than $5,000,000; provided that if such resolution indicates that such fair market value is equal to or greater than $10,000,000, such Board resolution shall be accompanied by a written appraisal by a nationally recognized investment banking firm or appraisal firm, in each case specializing or having a specialty in Oil and Gas Properties; provided further that the Borrower shall execute and deliver Mortgages to the Administrative Agent pursuant to Section 6.10 on any Oil and Gas Properties received by the Borrower (provided, however, that notwithstanding anything in this Section 7.5(f) to the contrary, the Parent, Holdings, the Borrower and the Borrower's Subsidiaries may not trade or exchange Oil and Gas Properties or Capital Stock in any corporation or royalty trust in the Oil and Gas Business owned by the


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

     Borrower or any of its Subsidiaries for Oil and Gas Properties owned or held by another Person in an amount exceeding in the aggregate the sum of
     (i) $20,000,000 minus (ii) the fair market value of assets or property Disposed of pursuant to Section 7.5(g)(ii)); and

(g) (i) Dispositions described in detail on Schedule 7.5(g)(i) required in connection with operating contracts, joint venture agreements and lease agreements existing on the date hereof and (ii) Dispositions of Property acquired after the Closing Date required in connection with operating contracts, joint venture agreements and lease arrangements entered into after the date hereof in the ordinary course of business and on arm's-length terms (which Disposition is with the other party to such agreement), the aggregate value of which shall not exceed the sum of (A) $20,000,000 minus (B) the fair market value of the Oil and Gas Properties or Capital Stock in any corporation or royalty trust in the Oil and Gas Business owned by the Borrower or any of its Subsidiaries traded or exchanged pursuant to Section 7.5(f).

7.6 Limitation on Restricted Payments. Other than with respect to the Bison Entities, declare or pay any dividend (other than dividends payable solely in common stock (excluding Disqualified Stock) of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of Holdings, the Borrower or any of the Borrower's Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings, the Borrower or any of the Borrower's Subsidiaries, or enter into any derivatives or other transaction with any counterparty (a "Derivatives Counterparty") obligating the Borrower or any of the Borrower's Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock (collectively, "Restricted Payments"), except that:

(a) a Subsidiary may make Restricted Payments to the Borrower or any Subsidiary Guarantor; and

(b) the Borrower and Holdings may pay dividends or lend funds to Holdings and Parent (i) on the Closing Date, in an amount equal to the net proceeds of the Term Loans; and (ii) thereafter, in cash, to the extent (A) no Default or Event of Default has occurred and is continuing and (B) pro forma for making such dividend or lending such funds, the Borrower still maintains 100% of the Borrower Liquidity Reserve.

7.7 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditure, except Capital Expenditures of the Borrower and the Borrower's Subsidiaries in the ordinary course of business not exceeding $300,000,000 for each fiscal year; provided that any amount up to $300,000,000 not expended in a fiscal year may be carried over for expenditure in the next succeeding fiscal year. Capital Expenditures made pursuant to this Section
     7.7 during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and second, in respect of amounts carried over from the prior fiscal year pursuant to the proviso above.



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

7.8 Limitation on Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, "Investments"), except:

(a)  extensions of trade credit in the ordinary course of business;

(b)  Investments in Cash Equivalents;

(c) Investments arising in connection with the incurrence of Indebtedness permitted by Section 7.2(b), 7.2(d) (only in respect of loans existing on the date hereof made by the Bison Entities to the Parent and its Affiliates) and 7.16;

(d) loans and advances to employees of the Borrower or any Subsidiaries of the Borrower in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses) in an aggregate amount for Holdings, the Borrower and Subsidiaries of the Borrower not to exceed $1,000,000 at any one time outstanding;

(e) Investments (other than those relating to the incurrence of Indebtedness permitted by Section 7.8(c)) by Holdings, the Borrower or any of the Borrower's Subsidiaries in the Borrower or any Person that, prior to such Investment, is a Subsidiary Guarantor; and

(f)  Investments arising in connection with the Subordinated Guaranty.

7.9 Limitation on Optional Payments and Modifications of Indebtedness. (a) Other than with respect to the Bison Entities, (i) make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, any Indebtedness, or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance, or enter into any derivative or other transaction with any Derivatives Counterparty obligating Holdings, the Borrower or any of the Borrower's Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of such Indebtedness, other than the prepayment of Indebtedness incurred hereunder, (ii) amend or permit the amendment of its Governing Documents in any manner determined by the Administrative Agent to be adverse to the Lenders or (iii) amend, modify or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms (including, without limitation, the subordination terms) of any Indebtedness (excluding the Indebtedness hereunder) (other than any such amendment, modification, waiver or other change that (x) would extend the maturity or reduce the amount of any payment of principal thereof, reduce the rate or extend the date for payment of interest thereon or relax any covenant or other restriction applicable to Holdings, the Borrower or any of the Borrower's Subsidiaries and (y) does not involve the payment of a consent fee).

                  (b) The Bison Entities shall not, and the Borrower shall not permit any of the Bison Entities to, make, or consent to or agree to make, any Prohibited Modification.

7.10 Limitation on Transactions with Affiliates. Except as permitted by Section
     7.16 and except for the Subordinated Guaranty, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or



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

     the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of Holdings, Borrower or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate; provided that Holdings, the Borrower or any of the Borrower's Subsidiaries may not enter into any transaction with an Affiliate thereof if the value of such transaction is greater than $1,000,000 individually and the value of all such transactions by Holdings, the Borrower and the Borrower's Subsidiaries is greater than $5,000,000 in the aggregate other than (w) Required Hedge Agreements, (x) the reasonable allocation of overhead costs and expenses incurred in the ordinary course of business consistent with the past practices of Holdings, the Borrower and the Borrower's Subsidiaries, (y) Hydrocarbon sales by Borrower to EMT or an Affiliate in the ordinary course of business consistent with past practices for each separate producing basin; provided that (I) such Hydrocarbon sale is upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate and (II) the Borrower does not deliver the Hydrocarbon sold until it is paid in full in cash by EMT or such Affiliate, and (z) the assignment of Hydrocarbon sale contracts and transportation contracts from EMT to the Borrower upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate.

7.11 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by Holdings, the Borrower or any of the Borrower's Subsidiaries of Property which has been or is to be sold or transferred by Holdings, the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such Property or rental obligations of Holdings, the Borrower or such Subsidiary.

7.12 Limitation on Changes in Fiscal Periods. Permit the fiscal year of Holdings, the Borrower or any of the Borrower's Subsidiaries to end on a day other than December 31 or change Holdings', the Borrower's or any of the Borrower's Subsidiaries' method of determining fiscal quarters, in each case, without the prior written consent of the Administrative Agent. The Lenders hereby authorize the Agents to enter into such amendments to effect such modifications, if any, in accordance with the provisions of this Section.

7.13 Limitation on Negative Pledge Clauses. Other than with respect to the Bison Entities, enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of Holdings, the Borrower or any of the Borrower's Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any guarantor, its obligations under the Guarantee and Collateral Agreement, other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby) and (c) any agreements in effect on the date of this Agreement.



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

7.14 Limitation on Restrictions on Subsidiary Distributions, Etc. Other than the Bison Entities, enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of the Borrower or any of the Borrower's Subsidiaries to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay or subordinate any Indebtedness owed to, Holdings, the Borrower or any other Subsidiary, (b) make Investments in Holdings, the Borrower or any other Subsidiary or (c) transfer any of its assets to Holdings, the Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents and
     (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

7.15 Business Activities. The Borrower shall not, and shall not permit its Subsidiaries to, engage in any business activity other than the Oil and Gas Business. In the case of Holdings, notwithstanding anything to the contrary in this Agreement or any other Loan Document, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Borrower, (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, (ii) pursuant to the Loan Documents to which it is a party and (iii) obligations with respect to its Capital Stock, or (c) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with dividends made by the Borrower in accordance with
     Section 7.6 pending application in the manner contemplated by said Section) and Cash Equivalents) other than the ownership of shares of Capital Stock of the Borrower.

7.16 Intercompany Indebtedness. Other than (a) as otherwise permitted by Section
     7.2 or 7.6(b), (b) the loan of the net proceeds of the Term Loans (less $65,000,000) from the Borrower to Holdings on the Closing Date evidenced by that certain Intercompany Note, dated July 31, 2002, made by Holdings in favor of the Borrower, (c) the loan of the net proceeds of the Intercompany Note referred to in the foregoing clause (b) from the Holdings to Parent on the Closing Date evidenced by that certain Intercompany Note, dated July 31, 2002, made by Parent in favor of Holdings, (d) the loan of the remaining $65,000,000 of the net proceeds of the Term Loans from the Borrower to Holdings subsequent to the Closing Date evidenced by an intercompany note to be made by Holdings in favor of the Borrower in an aggregate principal amount of $65,000,000, (e) the loan of the net proceeds of the Intercompany Note referred to in the foregoing clause (d) from Holdings to Parent subsequent to the Closing Date evidenced by an intercompany note to be made by Parent in favor of Holdings in an aggregate principal amount of $65,000,000; provided that on or before the issuance of the intercompany notes referred to in the foregoing clauses (d) and (e), Parent shall have caused an irrevocable standby letter of credit in an amount equal to $65,000,000 to be issued in favor of the Administrative Agent as specified in the definition of "Borrower Liquidity Reserve" in this Agreement, and (f) with respect to the Bison Entities, at all times there shall be no net Indebtedness owed by Holdings, the Borrower and/or any of the Borrower's Subsidiaries to Parent or any of its Affiliates (other than Holdings, the Borrower or the Borrower's Subsidiaries), unless
     (x) no Default or Event of Default has occurred and is continuing, (y) such Indebtedness is set forth in the forward



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

     liquidity projections delivered by Parent pursuant to Section 6.2(j) and
     (z) the Borrower is maintaining 100% of the Borrower Liquidity Reserve at the time of the incurrence of such Indebtedness.

7.17 Subsidiaries. Form or create any direct or indirect Subsidiary.

7.18 Limitation on Hedge Agreements and Firm Transportation Contracts. Other than the Borrower, enter into any Hedge Agreement or firm transportation contracts relating to the production of the Borrower and its Subsidiaries; provided, however, that the Borrower shall not enter into any such Hedge Agreement with a price less than $3 per mmbtu without the prior written consent of the Administrative Agent.

7.19 Partnerships and Joint Ventures. Become a general or limited partner in a partnership or a joint venturer in any joint venture that constitutes a separate legal entity, or permit Holdings, the Borrower or any of the Borrower's Subsidiaries to do so.

7.20 Holdings Negative Pledge; Limitation on Assets. Solely with respect to Holdings, (a) create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure any Indebtedness of Holdings, except for (X) Liens granted pursuant to the Loan Documents, (Y) non-consensual Liens imposed by operation of law and (Z) Liens permitted by Section 7.3(b)(iii) or (b) hold any Property other than (i) all of the Capital Stock of the Borrower, and (ii) the intercompany notes permitted by Sections 7.16(c) and (e).

                         SECTION 8 - EVENTS OF DEFAULT

                  If any of the following events shall occur and be continuing:

(a) The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan; or Parent or any Loan Party shall fail to pay any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof;

(b) Any representation or warranty made or deemed made by Parent or any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made;

(c) (i) Parent or any Loan Party shall default in the observance or performance of any agreement contained in Section 6.2(k) which default is not cured within 2 days after the occurrence thereof, clause (i) or (ii) of Section 6.4(a) (with respect to Holdings and the Borrower only), Section 6.7(a),
     Section 6.9, Section 6.10(a) or 6.10(d), Section 6.15(a), Section 7 or
     Section 5 of the Guarantee and Collateral Agreement, (ii) an "Event of Default" under and as defined in any material Mortgage shall have occurred and be continuing, (iii) Holdings, Borrower or any of its Subsidiaries shall transfer or otherwise dispose of any of its properties or assets to Parent or any of its Subsidiaries (other than the Loan Parties), except to the extent provided



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

     for in Section 7.6 or (iv) any default or event of default shall occur under the Required Hedge Agreements which default is not cured within 3 Business Days after the occurrence thereof;

(d) Parent or any Loan Party shall default in the observance or performance of any other covenant or agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days;

(e)  Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries shall
     (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Term Loans) on the scheduled or original due date with respect thereto; or
     (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses
     (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $10,000,000; provided further that with respect to Parent only, a default, event or condition described in clause
     (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $60,000,000

(f) (i) Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries any case, proceeding or other action seeking issuance of a warrant of



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

     attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or
     (iii) above; or (v) Parent, Holdings, the Borrower or any of the Borrower's Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

(g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, (vi) the Borrower, any of the Borrower's Subsidiaries or any Commonly Controlled Entity shall be required to make during any fiscal year of the Borrower payments pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees (or their dependents) that, in the aggregate, exceed the amount set forth on Schedule 8(g)(i) with respect to such fiscal year, (vii) the Borrower, any of the Borrower's Subsidiaries or any Commonly Controlled Entity shall be required to make during any fiscal year of the Borrower contributions to any defined benefit pension plan subject to Title IV of ERISA (including any Multiemployer
     Plan) that, in the aggregate, exceed the amount set forth on Schedule 8(g)(ii) with respect to such fiscal year or (viii) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (viii) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect;

(h) One or more judgments or decrees shall be entered against Holdings, the Borrower or any of the Borrower's Subsidiaries involving for Holdings, the Borrower and the Borrower's Subsidiaries taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $10,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof;

(i) Any of the Security Documents shall cease, for any reason (other than pursuant to the terms thereof), to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby;



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

(j) The guarantees contained in (i) Section 2 of the Guarantee and Collateral Agreement or (ii) the Corporate Guarantee, dated as of July 29, 2002 (as amended, supplemented or otherwise modified from time to time), made by Parent in favor of the Borrower in connection with the Required Hedge Agreement between the Borrower and EMT shall cease, for any reason (other than pursuant to the terms thereof), to be in full force and effect or Parent, any Loan Party or any Affiliate of Parent or any Loan Party shall so assert;

(k) Parent or any Loan Party or any Affiliate of Parent or any Loan Party shall assert that any provision of any Loan Document is not in full force and effect;

(l)(i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding common stock of Parent or Holdings;
     (ii) the board of directors of Parent or Holdings shall cease to consist of a majority of Continuing Directors; or (iii) Parent or Holdings shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Borrower (other than the Class B Common Stock of the Borrower) free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement); or

(m) Parent, Holdings or the Borrower has not consummated the Company Sale referred to in Section 6.9 within 75 days of the Parent Liquidity Event giving rise to the obligation to consummate such Company Sale and if the Obligations have not been repaid in full with the net proceeds of such Company Sale;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to Parent or any Loan Party, automatically the Commitments shall immediately terminate and the Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent and the Lenders shall be entitled to exercise any and all remedies available under the Security Documents, including, without limitation, the Guarantee and Collateral Agreement and the Mortgages, or otherwise available under applicable law or otherwise.

                      SECTION 9 - THE AGENTS; THE ARRANGER

9.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this



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     Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the other Loan Documents, the Fee Letter and the syndication and fee sharing letter, dated July 31, 2002, among the Original Lenders, no Agent shall have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

9.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

9.3 Exculpatory Provisions. None of the Arranger, any Agent or any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted solely and proximately from its or such Person's own gross negligence or willful misconduct in breach of a duty owed to the party asserting liability) or
     (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by Parent or any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Arranger or the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of Parent or any Loan Party party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Parent or any Loan Party.

9.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Parent, Holdings or the other Loan Parties), independent accountants and other experts selected by such Agent. The Agents shall deem and treat the payee of any Term Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent as recorded in the Register. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or the requisite Lenders required under
     Section 10.1 to authorize or require such action (or, if so specified by this Agreement, all



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

     Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders or the requisite Lenders under Section 10.1 to authorize or require such action (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Term Loans.

9.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender, Holdings or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the requisite Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

9.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that none of the Arranger, the Agents or any of their respective officers, directors, employees, agents, attorneys and other advisors, partners, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Arranger or any Agent hereinafter taken, including any review of the affairs of Parent or a Loan Party or any Affiliate of Parent or a Loan Party, shall be deemed to constitute any representation or warranty by the Arranger or any Agent to any Lender. Each Lender represents to the Arranger and the Agents that it has, independently and without reliance upon the Arranger or any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition, prospects and creditworthiness of Parent or the Loan Parties and their Affiliates and made its own decision to make its Term Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Arranger or any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition, prospects and creditworthiness of Parent or the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Arranger nor any Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of Parent or any Loan Party or any Affiliate of Parent or a Loan Party that may come into the possession of the Arranger or such Agent or any of its officers, directors, employees, agents, attorneys and other advisors, partners, attorneys-in-fact or affiliates.



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

9.7 Indemnification. The Lenders agree to indemnify the Arranger and each Agent in its capacity as such (to the extent not reimbursed by Holdings or the Borrower and without limiting the obligation of Holdings or the Borrower to do so), ratably according to their respective Term Loan Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Term Loans shall have been paid in full, ratably in accordance with such Term Loan Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including, without limitation, at any time following the payment of the Term Loans) be imposed on, incurred by or asserted against the Arranger or such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Arranger or such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted solely and proximately from the Arranger's or such Agent's gross negligence or willful misconduct in breach of a duty owed to such Lender. The agreements in this Section 9.7 shall survive the payment of the Term Loans and all other amounts payable hereunder.

9.8 Arranger and Agents in Their Individual Capacities. The Arranger and each Agent and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Parent or any Loan Party as though the Arranger was not the Arranger and such Agent was not an Agent. With respect to its Term Loans made or renewed by it, the Arranger and each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Arranger or an Agent, as the case may be, and the terms "Lender" and "Lenders" shall include the Arranger and each Agent in their respective individual capacities.

9.9 Successor Agents. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Term Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the



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     Administrative Agent hereunder until such time, if any, as the Required
     Lenders appoint a successor agent as provided for above. The Syndication Agent may, at any time, by notice to the Lenders and the Administrative Agent, resign as Syndication Agent hereunder, whereupon the duties, rights, obligations and responsibilities of the Syndication Agent hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by the Arranger, the Syndication Agent, the Administrative Agent or any Lender. After any retiring Agent's resignation as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

9.10 Authorization to Release Liens. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to release any Lien covering any Property of the Borrower or any of the Borrower's Subsidiaries that is the subject of a Disposition which is permitted by this Agreement or which has been consented to in accordance with Section 10.1.

9.11 The Arranger. The Arranger, in its capacity as such, shall have no duties or responsibilities, and shall incur no liability, under this Agreement and the other Term Loan Documents.

(a) To the extent required by any applicable law, the Administrative Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding tax. If the forms or other documentation required by Section 2.20(f) are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to any Lender not providing such forms or other documentation, an amount equivalent to the applicable withholding tax.

(b) If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses.

(c) If any Lender sells, assigns, grants a participation in, or otherwise transfers its rights under this Agreement, the purchaser, assignee, participant or transferee, as applicable, shall comply and be bound by the terms of Sections 2.20(f) and 9.12.

                           SECTION 10 - MISCELLANEOUS

10.1 Amendments and Waivers. Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and Parent and/or each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Agents and Parent and/or each Loan Party party to the relevant



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

     Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or Parent and the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive or reduce the principal amount or extend the final scheduled date of maturity of any Term Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, in each case without the consent of each Lender directly affected thereby; (ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders or Required Lenders, consent to the assignment or transfer by Parent or any Loan Party of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their guarantee obligations under the Guarantee and Collateral Agreement, in each case without the consent of all Lenders; (iii) reduce the percentage specified in the definition of Required Lenders with respect to the Facility without the written consent of all Lenders under such Facility; (iv) amend, modify or waive any provision of Section 9 without the consent of the Arranger or any Agent directly affected thereby; or (v) amend, modify or waive any provision of Section 2.12 or Section 2.18 without the consent of each Lender directly affected thereby. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon Parent and the Loan Parties, the Lenders, the Agents, the Arranger and all future holders of the Term Loans. In the case of any waiver, Parent, the Loan Parties, the Lenders, the Arranger and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the Administrative Agent shall be authorized to release the Mortgages on the Oil and Gas Properties permitted to be sold, exchanged or traded under Section 7.5(e), (f) or (g) of this Agreement without any further action by the Lenders.

10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of Holdings, the Borrower, the Arranger and the Agents, as follows and (b) in the case of the Lenders, as set forth on Schedule I to the Lender Addendum to which such Lender is a party or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and



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     Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

         Parent:                           The Williams Companies, Inc.
                                           One Williams Center
                                           Suite 4100
                                           Tulsa, Oklahoma 74172
                                           Attention: Legal Department
                                           Telecopy: (918) 573-4503

         Holdings:                         Williams Production Holdings LLC
                                           One Williams Center
                                           Suite 4100
                                           Tulsa, Oklahoma 74172
                                           Attention: Legal Department
                                           Telecopy: (918) 573-4503

         The Borrower:                     Williams Production RMT Company
                                           One Williams Center
                                           Suite 4100
                                           Tulsa, Oklahoma 74172
                                           Attention: Legal Department
                                           Telecopy: (918) 573-4503

         The Syndication Agent:            Lehman Commercial Paper Inc.
                                           745 Seventh Avenue
                                           New York, New York 10019
                                           Attention:  Francis Chang
                                           Telecopy:  (212) 526-0242
                                           Telephone:  (212) 526-5390


         with a copy to:                   Weil, Gotshal & Manges LLP
                                           767 Fifth Avenue
                                           New York, New York  10153
                                           Attention: Jeremy W. Dickens
                                           Telecopy: (212) 310-8007
                                           Telephone: (212) 310-8753

         The Administrative Agent:         Lehman Commercial Paper Inc.
                                           745 Seventh Avenue
                                           New York, New York 10019
                                           Attention:  Francis Chang/Diane
                                             Albanese
                                           Telecopy:  (212) 526-0242/(212) 526-
                                             6643
                                           Telephone:  (212) 526-5390/(212) 526-
                                             4979


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

         with a copy to:                   Weil, Gotshal & Manges LLP
                                           767 Fifth Avenue
                                           New York, New York  10153
                                           Attention: Jeremy W. Dickens
                                           Telecopy: (212) 310-8007
                                           Telephone: (212) 310-8753

         The Arranger:                     Lehman Brothers Inc.
                                           745 Seventh Avenue
                                           New York, New York 10019
                                           Attention:  Francis Chang
                                           Telecopy:  (212) 526-0242
                                           Telephone:  (212) 526-5390

         with a copy to:                   Weil, Gotshal & Manges LLP
                                           767 Fifth Avenue
                                           New York, New York  10153
                                           Attention: Jeremy W. Dickens
                                           Telecopy: (212) 310-8007
                                           Telephone: (212) 310-8753


; provided that any notice, request or demand to or upon any Agent or any Lender shall not be effective until received.

10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Arranger, any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Term Loans and other extensions of credit hereunder.

10.5 Payment of Expenses. The Borrower agrees (a) to pay or reimburse the Arranger, the Agents and the Lenders for all their reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Facility (other than fees payable to syndicate members) and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements and other charges of counsel and other consultants to each of the Arranger, the Administrative Agent, the Original Lenders and the


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     Syndication Agent and the charges of IntraLinks, (b) to pay or reimburse each Lender, the Arranger and each Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to the Arranger and each Agent and the charges of IntraLinks, (c) to pay, indemnify, and hold each Lender, the Arranger and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Arranger, each Agent, their respective Affiliates, and their respective officers, directors, partners, trustees, employees, affiliates, shareholders, attorneys and other advisors, agents, attorneys-in-fact and controlling persons (each, an "Indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to or arising out of the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Term Loans, the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Loan Party or any of the Properties or the use by unauthorized persons of information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such persons and the fees and disbursements and other charges of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Borrower hereunder (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"); provided that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted solely and proximately from the gross negligence or willful misconduct of such Indemnitee in breach of a duty owed to the Borrower. Without limiting the foregoing, and to the extent permitted by applicable law, each of Holdings and the Borrower agrees not to assert, and the Borrower agrees to cause its Subsidiaries not to assert, and each of Holdings and the Borrower hereby waives, and the Borrower agrees to cause the its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section shall be payable not later than five days after written demand therefor. Statements payable by the Borrower pursuant to this Section shall be submitted to the Borrower in accordance with Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section shall survive repayment of the Term Loans and all other amounts payable hereunder.



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

10.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of Parent, Holdings, the Borrower, the Lenders, the Arranger, the Agents, all future holders of the Term Loans and their respective successors and assigns, except that none of Parent, Holdings or the Borrower may assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Arranger, the Agents and each Lender.

(b) Any Lender may, without the consent of the Borrower or any other Person, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests in any Term Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Term Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower, the Arranger and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by Parent or any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Term Loans or any fees payable hereunder, or postpone the date of the final maturity of the Term Loans, in each case to the extent subject to such participation. The Borrower agrees that if amounts outstanding under this Agreement and the Term Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.19, 2.20 and 2.21 with respect to its participation in the Commitments and the Term Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section 2.20, such Participant shall have complied with the requirements of said Section and provided further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

(c) Any Lender (an "Assignor") may, in accordance with applicable law and upon written notice to the Syndication Agent, at any time and from time to time assign to any Lender any affiliate thereof or Affiliated Fund of the assigning Lender or of another Lender or, with the consent of the Borrower and the Agents (which, in each case, shall not be unreasonably withheld or delayed) (provided that (x) no such consent need be obtained by a Lehman Entity for a period of 180 days following the Closing Date and (y) the consent of the Borrower need not be obtained with respect to any assignment of Term Loans), to an additional bank, financial institution or other entity (an "Assignee") all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit E (an "Assignment and Acceptance"), executed by such Assignee and such Assignor (and, where the consent of the Borrower or the Agents is required pursuant to the foregoing provisions, by the Borrower and such other Persons) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such assignment to an Assignee (other than any Lender or any affiliate thereof or Affiliated Fund) shall be in an aggregate principal amount of less than $10,000,000, unless otherwise agreed by the Borrower, the Syndication Agent and the Administrative Agent. Any such assignment need not be ratable as among the Facility. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Term Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto). Notwithstanding any provision of this Section, the consent of the Borrower shall not be required for any assignment that occurs at any time when any Event of Default shall have occurred and be continuing.

(d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the principal amount of, and interest accrued on, the Term Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Term Loans and any Term Notes evidencing such Term Loans recorded therein for all purposes of this Agreement. Any assignment of any Term Loan, whether or not evidenced by a Term Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Term Note shall expressly so provide). Any assignment or transfer of all or part of a Term Loan evidenced by a Term Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Term Note evidencing such Term Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Term Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Term Notes shall be returned by the Administrative Agent to the Borrower marked "canceled". The Register shall be available for inspection by the Borrower or any Lender (with respect to any entry relating to such Lender's Term Loans) at any reasonable time and from time to time upon reasonable prior notice.

(e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 10.6(c), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (except that no such registration and processing fee shall be payable (y) in connection with an assignment by or to an Original Lender) or (z) in the case



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

     of an Assignee which is already a Lender or is an affiliate of a Lender or an Affiliated Fund), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the applicable Term Notes, as the case may be, of the assigning Lender) new applicable Term Notes to such Assignee or its registered assigns in an amount equal to the applicable Term Loans, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained Term Loans, upon request, new Term Notes, to the Assignor or its registered assigns in an amount equal to the applicable Term Loans, as the case may be, retained by it hereunder. Such new Term Note or Term Notes shall be dated the Closing Date and shall otherwise be in the form of the Term Note or Term Notes replaced thereby.

(e) For the avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Term Loans and Term Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Term Loan or Term Note to any Federal Reserve Bank in accordance with applicable law.

10.7 Adjustments; Set-off. (a) Except to the extent that this Agreement provides for payments to be allocated to a particular Lender or to the Lenders, if any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Obligations, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Holdings or the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees to notify promptly the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.



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

10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

10.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.10 Integration. This Agreement and the other Loan Documents represent the agreement of Parent, Holdings, the Borrower, the Agents, the Arranger and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Arranger, any Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.12 Submission To Jurisdiction; Waivers. Each of Parent, Holdings and the Borrower hereby irrevocably and unconditionally:

(a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Parent, Holdings or the Borrower, as the case may be, at its address set forth in Section
     10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

10.13 Suretyship Waivers. Each of Holdings and the Borrower hereby waives any and all defenses applicable or available to guarantors or sureties whether arising as a result of the joint and several nature of the obligations of Parent, Holdings and the Borrower hereunder or otherwise. Without limiting the generality of the foregoing, the waivers of the Guarantors (as defined in the Guarantee and Collateral Agreement) set forth in Section 2.5 of the Guarantee and Collateral Agreement are hereby incorporated herein by this reference mutatis mutandis and such waivers shall be deemed to be made by Parent, Holdings and the Borrower hereunder as if such waivers had been expressly set forth herein.

10.14 Acknowledgments. Each of Parent, Holdings and the Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) neither the Arranger, any Agent nor any Lender has any fiduciary relationship with or duty to Parent, Holdings or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Arranger, the Agents and Lenders, on one hand, and Parent, Holdings and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Arranger, the Agents and the Lenders or among Parent, Holdings, the Borrower and the Lenders.

10.15 Confidentiality. Each of the Arranger, the Agents and the Lenders agrees to keep confidential all non-public information provided to it by Parent or any Loan Party pursuant to this Agreement that is designated by Parent or such Loan Party as confidential; provided that nothing herein shall prevent the Arranger, any Agent or any Lender from disclosing any such information
     (a) to the Arranger, any Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a "Transferee") or prospective Transferee that agrees to comply with the provisions of this Section, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) upon the request or demand of any Governmental Authority having jurisdiction over it, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed other than in breach of this Section, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.

10.16 Release of Collateral and Guarantee Obligations. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any Disposition of Property permitted by the Loan Documents, the Administrative Agent shall take such actions as shall be required to release its security interest in any Collateral being Disposed of in such Disposition, and to release any guarantee obligations of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Collateral being Disposed of in such Disposition and the terms of such Disposition in reasonable detail, including the date thereof, the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with this Agreement and the other Loan Documents and that the proceeds of such Disposition will be applied in accordance with this Agreement and the other Loan Documents.

(b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations have been paid in full, upon request of the Borrower, the Administrative Agent shall take such actions as shall be required to release its security interest in all Collateral, and to release all guarantee obligations provided for in any Loan Document.

10.17 Accounting Changes. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then Parent, Holdings, the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower's Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by Parent, Holdings, the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required or permitted by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

10.18 Delivery of Lender Addenda. Each initial Lender shall become a party to this Agreement by delivering to the Administrative Agent and the Syndication Agent a Lender Addendum duly executed by such Lender, Parent, Holdings, the Borrower and each Agent.

10.19 Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.



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

10.20 WAIVERS OF JURY TRIAL. PARENT, HOLDINGS, THE BORROWER, THE ARRANGER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                              THE WILLIAMS COMPANIES, INC.


                                              By:
                                                 -------------------------------
                                                   Name:
                                                   Title:

                                              WILLIAMS PRODUCTION HOLDINGS LLC


                                              By:
                                                 -------------------------------
                                                   Name:
                                                   Title:

                                              WILLIAMS PRODUCTION RMT COMPANY


                                              By:
                                                 -------------------------------
                                                   Name:
                                                   Title:

                                              LEHMAN BROTHERS INC.,
                                              as Arranger


                                              By:
                                                 -------------------------------
                                                   Name:
                                                   Title:





                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                              LEHMAN COMMERCIAL PAPER INC., as
                                              Syndication Agent


                                              By:
                                                 -------------------------------
                                                   Name:
                                                   Title:

                                              LEHMAN COMMERCIAL PAPER INC., as
                                              Administrative Agent


                                              By:
                                                 -------------------------------
                                                   Name:
                                                   Title:







                      [SIGNATURE PAGE TO CREDIT AGREEMENT]